Q2 HOLDINGS, INC.
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
(For U.S. Participants)

Q2 Holdings, Inc. (the “Company”) has granted to the Participant an award (the “Award”) of certain restricted stock units pursuant to the Q2 Holdings, Inc. 2023 Equity Incentive Plan (the “Plan”), each of which represents the right to receive on the applicable Settlement Date one (1) share of Stock, as follows:

Participant:
ID:
Award Number:
Date of Grant:
Number of Restricted Stock Units:	, subject to adjustment as provided by the Restricted Stock Units Agreement.
Settlement Date:	Except as provided by the Restricted Stock Units Agreement, the date on which a Restricted Stock Unit becomes a Vested Unit.
Vesting Start Date:
Vested Units:
Except as provided in the Restricted Stock Units Agreement and provided that the Participant’s Service has not terminated prior to the applicable date, the Restricted Stock Units shall become Vested Units in accordance with the following vesting schedule (disregarding any resulting fractional unit), with the Restricted Stock Units vesting on any particular Vesting Date being in addition to any previously Vested Units:

[Notwithstanding any other provision contained in this Grant Notice or the Restricted Stock Units Agreement, the total Number of Units shall become Vested Units immediately prior to, but conditioned upon, the occurrence of either (i) the consummation of a Change in Control in which the Acquiror elects not to assume or continue in full force and effect the Company’s rights and obligations under all of the Award or substitute for all of the Award in connection with the Change in Control a substantially equivalent Award for the Acquiror’s stock, provided that the Participant’s Service has not terminated prior to the date of the Change in Control or (ii) the cessation of the Participant’s Service as a result of a Termination After Change in Control and where in connection with such Change in Control the Acquiror has so assumed, continued or substituted for all of the Award. Additionally, to the extent applicable, the Units are eligible to vest pursuant to the terms of any separate agreement between the Participant and the Company that is applicable to the Award (“Additional Agreement”).]

By electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Grant Notice and by the provisions of the Restricted Stock Units Agreement and the Plan, both of which are made a part of this document, and by the Additional Agreement, if any. The Participant acknowledges that copies of the Plan, the Restricted Stock Units Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Restricted Stock Units Agreement and the Plan and accepts the Award subject to all of their terms and conditions.

Q2 HOLDINGS, INC.
RESTRICTED STOCK UNITS AGREEMENT
(For U.S. Participants)

Q2 Holdings, Inc. (the “Company”) has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (this “Agreement”) is attached an Award consisting of Restricted Stock Units (each a “Unit”) subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and will in all respects be subject to the terms and conditions of the Q2 Holdings, Inc. 2023 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of the shares issuable pursuant to the Award (the “Plan Prospectus”), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.
1.    Definitions and Construction.
1.1    Definitions. Unless otherwise defined herein, capitalized terms will have the meanings assigned to such terms in the Grant Notice or the Plan.
(a)    “Good Reason” means any one or more of the following (i) any failure by the Participating Company Group to pay, or any material reduction by the Participating Company Group of, the Participant’s base salary in effect immediately prior to the date of the Change in Control (unless reductions comparable in amount and duration are concurrently made for all other employees of the Participating Company Group with responsibilities, organizational level and title comparable to the Participant’s), or (ii) any failure by the Participating Company Group to (1) continue to provide the Participant with the opportunity to participate, on terms no less favorable than those in effect for the benefit of any employee or service provider group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by the Participant, in any benefit or compensation plans and programs, including, but not limited to, the Participating Company Group’s life, disability, health, dental, medical, savings, profit sharing, stock purchase and retirement plans, if any, in which the Participant was participating immediately prior to the date of the Change in Control, or their equivalent, or (2) provide the Participant with all other fringe benefits (or their equivalent) from time to time in effect for the benefit of any employee or service provider group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by the Participant.
(b)    “Termination After Change in Control” means the occurrence of either of the following events upon or prior to the first anniversary of the consummation of a Change in Control: (i) termination by the Participating Company Group of the Participant’s Service for any reason other than for Cause or (ii) the Participant’s resignation for Good Reason from all capacities in which the Participant is then rendering Service; provided, however, that Termination After Change in Control will not include any termination of the Participant’s Service which (1) is for Cause, (2) is a result of the Participant’s death or disability, (3) is a result of the Participant’s voluntary termination of Service other than for Good Reason, or (4) occurs prior to the effectiveness of a Change in Control.

1.2    Construction. Captions and titles contained herein are for convenience only and will not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular will include the plural and the plural will include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
2.    Administration.
All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Award will be determined by the Committee. All such determinations by the Committee will be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) will be final, binding and conclusive upon all persons having an interest in the Award. Any Officer will have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
3.    The Award.
3.1    Grant of Units. On the Date of Grant, the Company hereby awards to the Participant the Total Number of Units set forth in the Grant Notice, subject to adjustment as provided in Section 9. Each Unit represents, to the extent it is earned and becomes a Vested Unit, a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Stock. Unless and until a Unit becomes a Vested Unit, the Participant will have no right to settlement of such Unit. Prior to settlement of any Units, such Units will represent an unfunded and unsecured obligation of the Company.
3.2    No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which will be past services actually rendered or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable law, the Participant will furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Units.
4.    Vesting of Units.
Units acquired pursuant to this Agreement will become Vested Units as provided in the Grant Notice. For purposes of determining the number of Vested Units following an Ownership Change Event, credited Service will include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.
5.    Company Reacquisition Right.
5.1    Grant of Company Reacquisition Right. Except to the extent otherwise provided by the Additional Agreement, if any, in the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant will forfeit and the Company will automatically reacquire all Units which are not, as of the time of such termination,

Vested Units (“Unvested Units”), and the Participant will not be entitled to any payment therefor (the “Company Reacquisition Right”).
5.2    Ownership Change Event, Non-Cash Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in shares of Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 9, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of the Participant’s ownership of Unvested Units will be immediately subject to the Company Reacquisition Right and included in the terms “Units” and “Unvested Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Units immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Units following an Ownership Change Event, dividend, distribution or adjustment, credited Service will include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.
6.    Settlement of the Award.
6.1    Issuance of Shares of Stock. Subject to the provisions of Section 6.3, the Company will issue to the Participant on the Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock. The Settlement Date with respect to a Unit will be the date on which such Unit becomes a Vested Unit as provided by the Grant Notice (an “Original Settlement Date”); provided, however, that if the Original Settlement Date would occur on a date on which a sale by the Participant of the shares to be issued in settlement of the Vested Units would violate the Trading Compliance Policy of the Company and if the Company has allowed the Participant to satisfy its tax obligations pursuant to Section 7.2 of this Agreement, the Settlement Date for such Vested Units will be deferred until the next day on which the sale of such shares would not violate the Trading Compliance Policy, but in any event on or before the 15th day of the third calendar month following calendar year of the Original Settlement Date. Shares of Stock issued in settlement of Units will not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3, Section 7 or the Company’s Trading Compliance Policy.
6.2    Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit any or all shares acquired by the Participant pursuant to the settlement of the Award with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form, or to deposit such shares for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice. Except as provided by the foregoing, a certificate for the shares acquired by the Participant will be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
6.3    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award will be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority will not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
6.4    Fractional Shares. The Company will not be required to issue fractional shares upon the settlement of the Award.
7.    Tax Withholding.
7.1    In General. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Participating Company, if any, which arise in connection with the Award, the vesting of Units or the issuance of shares of Stock in settlement thereof. The Company will have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company have been satisfied by the Participant.
7.2    Assignment of Sale Proceeds. Subject to compliance with applicable law and the Company’s Trading Compliance Policy, if permitted by the Company, the Participant may satisfy the Participating Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units.
7.3    Withholding in Shares. The Company will have the right, but not the obligation, to require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a fair market value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable statutory withholding rates.
8.    Effect of Change in Control.
In the event of a Change in Control, except to the extent that the Committee determines to cash out the Award in accordance with Section 13.1(c) of the Plan, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the outstanding Units or substitute for all or any portion of the outstanding Units substantially equivalent rights with respect to the Acquiror’s stock. For purposes of this Section, a Unit will be deemed assumed if, following the Change in Control, the Unit confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon settlement of the Unit to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. The Award will terminate and cease to be outstanding effective as of the time of consummation or the Change in Control to the extent that Units subject to the Award are neither assumed or continued by the Acquiror in connection with the Change in Control nor settled as of the time of the Change in Control.
9.    Adjustments for Changes in Capital Structure.
Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments will be made in the number of Units subject to the Award and/or the number and kind of shares or other property to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company will not be treated as “effected without receipt of consideration by the Company.” Any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of ownership of Units acquired pursuant to this Award will be immediately subject to the provisions of this Agreement on the same basis as all Units originally acquired hereunder. Any fractional Unit or share resulting from an adjustment pursuant to this Section will be rounded down to the nearest whole number. Such adjustments will be determined by the Committee, and its determination will be final, binding and conclusive.
10.    Rights as a Stockholder, Director, Employee or Consultant.
The Participant will have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement will confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service at any time.
11.    Legends.
The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.
12.    Compliance with Section 409A.
It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with this Award will qualify for an exemption from application of Section 409A, alternatively to the extent that this Award may result in Section 409A Deferred Compensation shall comply in all respects with the applicable requirements of Section 409A (including applicable regulations or other administrative guidance thereunder, as determined by the Committee in good faith) to avoid the unfavorable tax consequences provided therein for non-compliance. If an exemption from application of Section 409A is not available, in connection with effecting such compliance with Section 409A, the following shall apply:
12.1    Separation from Service; Required Delay in Payment to Specified Employee. Notwithstanding anything set forth herein to the contrary, no amount payable pursuant to this Agreement on account of the Participant’s termination of Service which constitutes a “deferral of compensation” within the meaning of the Treasury Regulations issued pursuant to Section 409A of the Code (the “Section 409A Regulations”) will be paid unless and until the Participant has incurred a “separation from service” within the meaning of the Section 409A Regulations. Furthermore, to the extent that the Participant is a “specified employee” within the meaning of the Section 409A Regulations as of the date of the Participant’s separation from service, no amount that constitutes a deferral of compensation which is payable on account of the Participant’s separation from service will be paid to the Participant before the date (the “Delayed Payment Date”) which is the first day of the seventh month after the date of the Participant’s separation from service or, if earlier, the date of the Participant’s death following such separation from service. All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date.
12.2    Other Changes in Time of Payment. Neither the Participant nor the Company will take any action to accelerate or delay the payment of any benefits under this Agreement in any manner which would not be in compliance with the Section 409A Regulations.
12.3    Amendments to Comply with Section 409A; Indemnification. Notwithstanding any other provision of this Agreement to the contrary, the Company is authorized to amend this Agreement, to void or amend any election made by the Participant under this Agreement and/or to delay the payment of any monies and/or provision of any benefits in such manner as may be determined by the Company, in its discretion, to be necessary or appropriate to comply with the Section 409A Regulations without prior notice to or consent of the Participant. The Participant hereby releases and holds harmless the Company, its directors, officers and stockholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Participant in connection with the Award, including as a result of the application of Section 409A.
12.4    Advice of Independent Tax Advisor. The Company has not obtained a tax ruling or other confirmation from the Internal Revenue Service with regard to the application of Section 409A to the Award, and the Company does not represent or warrant that this Agreement will avoid adverse tax consequences to the Participant, including as a result of the application of Section 409A to the Award. The Participant hereby acknowledges that he or she has been advised to seek the advice of his or her own independent tax advisor prior to entering into this Agreement and is not relying upon any representations of the Company or any of its agents as to the effect of or the advisability of entering into this Agreement.

13.    Miscellaneous Provisions.
13.1    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may have a materially adverse effect on the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A. No amendment or addition to this Agreement will be effective unless in writing.
13.2    Nontransferability of the Award. Prior to the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award will be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award will be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
13.3    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
13.4    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
13.5    Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder will be given in writing and will be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
(a)    Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
(b)    Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 13.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 13.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 13.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 13.5(a).
13.6    Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with the Additional Agreement, if any, will constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan will survive any settlement of the Award and will remain in full force and effect.
13.7    Applicable Law. This Agreement will be governed by the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely within the State of Texas.
13.8    Counterparts. The Grant Notice may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

Q2 HOLDINGS, INC.
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
(For Executive Officers)

Q2 Holdings, Inc. (the “Company”) has granted to the Participant an award (the “Award”) of certain restricted stock units pursuant to the Q2 Holdings, Inc. 2023 Equity Incentive Plan (the “Plan”), each of which represents the right to receive on the applicable Settlement Date one (1) share of Stock, as follows:

Participant:
ID:
Award Number:
Date of Grant:
Number of Restricted Stock Units:	, subject to adjustment as provided by the Restricted Stock Units Agreement.
Settlement Date:	Except as provided by the Restricted Stock Units Agreement, the date on which a Restricted Stock Unit becomes a Vested Unit.
Vested Units:	Except as provided in the Restricted Stock Units Agreement and provided that the Participant’s Service has not terminated prior to the applicable date, the Restricted Stock Units shall become Vested Units in accordance with the following vesting schedule (disregarding any resulting fractional unit), with the Restricted Stock Units vesting on any particular Vesting Date being in addition to any previously Vested Units:

[Notwithstanding any other provision contained in this Grant Notice or the Restricted Stock Units Agreement, the total Number of Restricted Stock Units shall become Vested Units immediately prior to, but conditioned upon, the occurrence of either (i) the consummation of a Change in Control in which the Acquiror elects not to assume or continue in full force and effect the Company’s rights and obligations under all of the Award or substitute for all of the Award in connection with the Change in Control a substantially equivalent Award for the Acquiror’s stock, provided that the Participant’s Service has not terminated prior to the date of the Change in Control or (ii) the cessation of the Participant’s Service as a result of a Termination After Change in Control and where in connection with such Change in Control the Acquiror has so assumed, continued or substituted for all of the Award. Additionally, to the extent applicable, the Restricted Stock Units are eligible to vest pursuant to the terms of any separate agreement between the Participant and the Company that is applicable to the Award (“Additional Agreement”).]

By electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Grant Notice and by the provisions of the Restricted Stock Units Agreement and the Plan, both of which are made a part of this document, and by the Additional Agreement, if any. The Participant acknowledges that copies of the Plan, the Restricted Stock Units Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Restricted Stock Units Agreement and the Plan and accepts the Award subject to all of their terms and conditions.

Q2 HOLDINGS, INC.
RESTRICTED STOCK UNITS AGREEMENT
(For Executive Officers)

Q2 Holdings, Inc. (the “Company”) has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (this “Agreement”) is attached an Award consisting of Restricted Stock Units (each a “Unit”) subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and will in all respects be subject to the terms and conditions of the Q2 Holdings, Inc. 2023 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of the shares issuable pursuant to the Award (the “Plan Prospectus”), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.
1.    Definitions and Construction.
1.1    Definitions. Unless otherwise defined herein, capitalized terms will have the meanings assigned to such terms in the Grant Notice or the Plan.
(a)    “Good Reason” means any one or more of the following (i) the Participating Company Group materially reduces the Participant’s title or position or assigns to the Participant operational authority or duties which are materially inconsistent with the usual and customary operational authority and duties of a person in the Participant's position in similarly-situated companies, (ii) the Participating Company Group materially reduces the Participant’s base compensation, or (iii) the Participating Company Group requires the Participant to relocate to any place outside a fifty (50) mile radius of the Participant’s primary work location as previously approved by the Company; provided, however a relocation does not include any travel reasonably required by the Company to perform Participant’s duties, including occasional travel to the Company’s offices where the Participant is primarily working remotely; provided that in each such event the Participant notifies the Company in writing of the acts or omissions constituting the basis for Good Reason within thirty (30) days following the initial existence of such basis and the Participating Company Group has failed to cure all such acts and omissions within thirty (30) days following its receipt of such written notice.
(b)    “Termination After Change in Control” means the occurrence of either of the following events upon or prior to the first anniversary of the consummation of a Change in Control: (i) termination by the Participating Company Group of the Participant’s Service for any reason other than for Cause or (ii) the Participant’s resignation for Good Reason from all capacities in which the Participant is then rendering Service; provided, however, that Termination After Change in Control will not include any termination of the Participant’s Service which (1) is for Cause, (2) is a result of the Participant’s death or disability, (3) is a result of the Participant’s voluntary termination of Service other than for Good Reason, or (4) occurs prior to the effectiveness of a Change in Control.
1.2    Construction. Captions and titles contained herein are for convenience only and will not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular will include the plural and the plural will include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
2.    Administration.
All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Award will be determined by the Committee. All such determinations by the Committee will be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) will be final, binding and conclusive upon all persons having an interest in the Award. Any Officer will have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
3.    The Award.
3.1    Grant of Units. On the Date of Grant, the Company hereby awards to the Participant the Total Number of Units set forth in the Grant Notice, subject to adjustment as provided in Section 9. Each Unit represents, to the extent it is earned and becomes a Vested Unit, a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Stock. Unless and until a Unit becomes a Vested Unit, the Participant will have no right to settlement of such Unit. Prior to settlement of any Units, such Units will represent an unfunded and unsecured obligation of the Company.
3.2    No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which will be past services actually rendered or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable law, the Participant will furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Units.
4.    Vesting of Units.
Units acquired pursuant to this Agreement will become Vested Units as provided in the Grant Notice. For purposes of determining the number of Vested Units following an Ownership Change Event, credited Service will include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.
5.    Company Reacquisition Right.
5.1    Grant of Company Reacquisition Right. Except to the extent otherwise provided by the Additional Agreement, if any, in the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant will forfeit and the Company will automatically reacquire all Units which are not, as of the time of such termination, Vested Units (“Unvested Units”), and the Participant will not be entitled to any payment therefor (the “Company Reacquisition Right”).

5.2    Ownership Change Event, Non-Cash Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in shares of Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 9, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of the Participant’s ownership of Unvested Units will be immediately subject to the Company Reacquisition Right and included in the terms “Units” and “Unvested Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Units immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Units following an Ownership Change Event, dividend, distribution or adjustment, credited Service will include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.
6.    Settlement of the Award.
6.1    Issuance of Shares of Stock. Subject to the provisions of Section 6.3, the Company will issue to the Participant on the Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock. The Settlement Date with respect to a Unit will be the date on which such Unit becomes a Vested Unit as provided by the Grant Notice (an “Original Settlement Date”); provided, however, that if the Original Settlement Date would occur on a date on which a sale by the Participant of the shares to be issued in settlement of the Vested Units would violate the Trading Compliance Policy of the Company and if the Company has allowed the Participant to satisfy its tax obligations pursuant to Section 7.2 of this Agreement, the Settlement Date for such Vested Units will be deferred until the next day on which the sale of such shares would not violate the Trading Compliance Policy, but in any event on or before the 15th day of the third calendar month following calendar year of the Original Settlement Date. Shares of Stock issued in settlement of Units will not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3, Section 7 or the Company’s Trading Compliance Policy.
6.2    Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit any or all shares acquired by the Participant pursuant to the settlement of the Award with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form, or to deposit such shares for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice. Except as provided by the foregoing, a certificate for the shares acquired by the Participant will be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
6.3    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award will be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority will not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
6.4    Fractional Shares. The Company will not be required to issue fractional shares upon the settlement of the Award.
7.    Tax Withholding.
7.1    In General. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Participating Company, if any, which arise in connection with the Award, the vesting of Units or the issuance of shares of Stock in settlement thereof. The Company will have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company have been satisfied by the Participant.
7.2    Assignment of Sale Proceeds. Subject to compliance with applicable law and the Company’s Trading Compliance Policy, if permitted by the Company, the Participant may satisfy the Participating Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units.
7.3    Withholding in Shares. The Company will have the right (as determined by the Committee), but not the obligation, to require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a Fair Market Value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable statutory withholding rates.
8.    Effect of Change in Control.
In the event of a Change in Control, except to the extent that the Committee determines to cash out the Award in accordance with Section 13.1(c) of the Plan, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the outstanding Units or substitute for all or any portion of the outstanding Units substantially equivalent rights with respect to the Acquiror’s stock. For purposes of this Section, a Unit will be deemed assumed if, following the Change in Control, the Unit confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon settlement of the Unit to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. The Award will terminate and cease to be outstanding effective as of the time of consummation or the Change in Control to the extent that Units subject to the Award are neither assumed or continued by the Acquiror in connection with the Change in Control nor settled as of the time of the Change in Control.
9.    Adjustments for Changes in Capital Structure.
Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments will be made in the number of Units subject to the Award and/or the number and kind of shares or other property to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company will not be treated as “effected without receipt of consideration by the Company.” Any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of ownership of Units acquired pursuant to this Award will be immediately subject to the provisions of this Agreement on the same basis as all Units originally acquired hereunder. Any fractional Unit or share resulting from an adjustment pursuant to this Section will be rounded down to the nearest whole number. Such adjustments will be determined by the Committee, and its determination will be final, binding and conclusive.
10.    Rights as a Stockholder, Director, Employee or Consultant.
The Participant will have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement will confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service at any time.
11.    Legends.
The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.

12.    Compliance with Section 409A.
It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with this Award will qualify for an exemption from application of Section 409A, alternatively to the extent that this Award may result in Section 409A Deferred Compensation will comply in all respects with the applicable requirements of Section 409A (including applicable regulations or other administrative guidance thereunder, as determined by the Committee in good faith) to avoid the unfavorable tax consequences provided therein for non-compliance. If an exemption from application of Section 409A is not available, in connection with effecting such compliance with Section 409A, the following will apply:
12.1    Separation from Service; Required Delay in Payment to Specified Employee. Notwithstanding anything set forth herein to the contrary, no amount payable pursuant to this Agreement on account of the Participant’s termination of Service which constitutes a “deferral of compensation” within the meaning of the Treasury Regulations issued pursuant to Section 409A of the Code (the “Section 409A Regulations”) will be paid unless and until the Participant has incurred a “separation from service” within the meaning of the Section 409A Regulations. Furthermore, to the extent that the Participant is a “specified employee” within the meaning of the Section 409A Regulations as of the date of the Participant’s separation from service, no amount that constitutes a deferral of compensation which is payable on account of the Participant’s separation from service will be paid to the Participant before the date (the “Delayed Payment Date”) which is the first day of the seventh month after the date of the Participant’s separation from service or, if earlier, the date of the Participant’s death following such separation from service. All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date.
12.2    Other Changes in Time of Payment. Neither the Participant nor the Company will take any action to accelerate or delay the payment of any benefits under this Agreement in any manner which would not be in compliance with the Section 409A Regulations.
12.3    Amendments to Comply with Section 409A; Indemnification. Notwithstanding any other provision of this Agreement to the contrary, the Company is authorized to amend this Agreement, to void or amend any election made by the Participant under this Agreement and/or to delay the payment of any monies and/or provision of any benefits in such manner as may be determined by the Company, in its discretion, to be necessary or appropriate to comply with the Section 409A Regulations without prior notice to or consent of the Participant. The Participant hereby releases and holds harmless the Company, its directors, officers and stockholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Participant in connection with the Award, including as a result of the application of Section 409A.
12.4    Advice of Independent Tax Advisor. The Company has not obtained a tax ruling or other confirmation from the Internal Revenue Service with regard to the application of Section 409A to the Award, and the Company does not represent or warrant that this Agreement will avoid adverse tax consequences to the Participant, including as a result of the application of Section 409A to the Award. The Participant hereby acknowledges that he or she has been advised to seek the advice of his or her own independent tax advisor prior to entering into this Agreement and is not relying upon any representations of the Company or any of its agents as to the effect of or the advisability of entering into this Agreement.
13.    Miscellaneous Provisions.
13.1    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may have a materially adverse effect on the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A. No amendment or addition to this Agreement will be effective unless in writing.
13.2    Nontransferability of the Award. Prior to the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award will be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award will be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
13.3    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
13.4    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
13.5    Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder will be given in writing and will be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
(a)    Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
(b)    Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 13.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 13.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The

Participant may revoke his or her consent to the electronic delivery of documents described in Section 13.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 13.5(a).
13.6    Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with the Additional Agreement, if any, will constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan will survive any settlement of the Award and will remain in full force and effect.
13.7    Applicable Law. This Agreement will be governed by the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely within the State of Texas.
13.8    Counterparts. The Grant Notice may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

Q2 HOLDINGS, INC.
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
(For Nonemployee Directors)

Q2 Holdings, Inc. (the “Company”) has granted to the Participant an award (the “Award”) of certain restricted stock units pursuant to the Q2 Holdings, Inc. 2023 Equity Incentive Plan (the “Plan”), each of which represents the right to receive on the applicable Settlement Date one (1) share of Stock, as follows:

Participant:
ID:
Award Number:
Date of Grant:
Number of Restricted Stock Units:	, subject to adjustment as provided by the Restricted Stock Units Agreement.
Settlement Date:	Except as provided by the Restricted Stock Units Agreement, the date on which a Restricted Stock Unit becomes a Vested Unit.
Vested Units:
Except as provided in the Restricted Stock Units Agreement and provided that the Participant’s Service has not terminated prior to the applicable date, the Restricted Stock Units shall become Vested Units in accordance with the following vesting schedule (disregarding any resulting fractional unit), with the Restricted Stock Units vesting on any particular Vesting Date being in addition to any previously Vested Units:

[Notwithstanding any other provision contained in this Grant Notice or the Restricted Stock Units Agreement, the total Number of Restricted Stock Units shall become Vested Units immediately prior to, but conditioned upon, the consummation of a Change in Control, provided that the Participant’s Service has not terminated prior to the date of the Change in Control. Additionally, to the extent applicable, the Restricted Stock Units are eligible to vest pursuant to the terms of any separate agreement between the Participant and the Company that is applicable to the Award (“Additional Agreement”).]

By electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Grant Notice and by the provisions of the Restricted Stock Units Agreement and the Plan, both of which are made a part of this document, and by the Additional Agreement, if any. The Participant acknowledges that copies of the Plan, the Restricted Stock Units Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Restricted Stock Units Agreement and the Plan and accepts the Award subject to all of their terms and conditions.

Q2 HOLDINGS, INC.
RESTRICTED STOCK UNITS AGREEMENT
(For Nonemployee Directors)

Q2 Holdings, Inc. (the “Company”) has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (this “Agreement”) is attached an Award consisting of Restricted Stock Units (each a “Unit”) subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and will in all respects be subject to the terms and conditions of the Q2 Holdings, Inc. 2023 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of the shares issuable pursuant to the Award (the “Plan Prospectus”), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.
1.    Definitions and Construction.
1.1    Definitions. Unless otherwise defined herein, capitalized terms will have the meanings assigned to such terms in the Grant Notice or the Plan.
1.2    Construction. Captions and titles contained herein are for convenience only and will not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural will include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
2.    Administration.
All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Award will be determined by the Committee. All such determinations by the Committee will be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) will be final, binding and conclusive upon all persons having an interest in the Award. Any Officer will have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
3.    The Award.
3.1    Grant of Units. On the Date of Grant, the Company hereby awards to the Participant the Total Number of Units set forth in the Grant Notice, subject to adjustment as provided in Section 9. Each Unit represents, to the extent it is earned and becomes a Vested Unit, a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Stock. Unless and until a Unit becomes a Vested Unit, the

Participant will have no right to settlement of such Unit. Prior to settlement of any Units, such Units will represent an unfunded and unsecured obligation of the Company.
3.2    No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which will be past services actually rendered or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable law, the Participant will furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Units.
4.    Vesting of Units.
Units acquired pursuant to this Agreement will become Vested Units as provided in the Grant Notice. For purposes of determining the number of Vested Units following an Ownership Change Event, credited Service will include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.
5.    Company Reacquisition Right.
5.1    Grant of Company Reacquisition Right. Except to the extent otherwise provided by the Additional Agreement, if any, in the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant will forfeit and the Company will automatically reacquire all Units which are not, as of the time of such termination, Vested Units (“Unvested Units”), and the Participant will not be entitled to any payment therefor (the “Company Reacquisition Right”).
5.2    Ownership Change Event, Non-Cash Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in shares of Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 9, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of the Participant’s ownership of Unvested Units will be immediately subject to the Company Reacquisition Right and included in the terms “Units” and “Unvested Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Units immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Units following an Ownership Change Event, dividend, distribution or adjustment, credited Service will include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.
6.    Settlement of the Award.
6.1    Issuance of Shares of Stock. Subject to the provisions of Section 6.3, the Company will issue to the Participant on the Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock. The Settlement Date with respect to a Unit will be the date on which such Unit becomes a Vested Unit as provided by the Grant Notice (an

“Original Settlement Date”); provided, however, that if the Original Settlement Date would occur on a date on which a sale by the Participant of the shares to be issued in settlement of the Vested Units would violate the Trading Compliance Policy of the Company and if the Company has allowed the Participant to satisfy its tax obligations pursuant to Section 7.2 of this Agreement, the Settlement Date for such Vested Units will be deferred until the next day on which the sale of such shares would not violate the Trading Compliance Policy, but in any event on or before the 15th day of the third calendar month following calendar year of the Original Settlement Date. Shares of Stock issued in settlement of Units will not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3, Section 7 or the Company’s Trading Compliance Policy.
6.2    Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit any or all shares acquired by the Participant pursuant to the settlement of the Award with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form, or to deposit such shares for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice. Except as provided by the foregoing, a certificate for the shares acquired by the Participant will be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
6.3    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award will be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority will not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
6.4    Fractional Shares. The Company will not be required to issue fractional shares upon the settlement of the Award.
7.    Tax Withholding.
7.1    In General. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Participating Company, if any, which arise in connection with the Award, the vesting of Units or the issuance of shares of Stock in settlement thereof. The Company will have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company have been satisfied by the Participant.

7.2    Assignment of Sale Proceeds. Subject to compliance with applicable law and the Company’s Trading Compliance Policy, if permitted by the Company, the Participant may satisfy the Participating Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units.
7.3    Withholding in Shares. The Company will have the right (as determined by the Committee), but not the obligation, to require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a fair market value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable statutory withholding rates.
8.    Effect of Change in Control.
In the event of a Change in Control, except to the extent that the Committee determines to cash out the Award in accordance with Section 13.1(c) of the Plan, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the outstanding Units or substitute for all or any portion of the outstanding Units substantially equivalent rights with respect to the Acquiror’s stock. For purposes of this Section, a Unit will be deemed assumed if, following the Change in Control, the Unit confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon settlement of the Unit to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. The Award will terminate and cease to be outstanding effective as of the time of consummation or the Change in Control to the extent that Units subject to the Award are neither assumed or continued by the Acquiror in connection with the Change in Control nor settled as of the time of the Change in Control.
9.    Adjustments for Changes in Capital Structure.
Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments will be made in the number of Units subject to the Award and/or the number and kind of shares or other property to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company will not be treated as

“effected without receipt of consideration by the Company.” Any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of ownership of Units acquired pursuant to this Award will be immediately subject to the provisions of this Agreement on the same basis as all Units originally acquired hereunder. Any fractional Unit or share resulting from an adjustment pursuant to this Section will be rounded down to the nearest whole number. Such adjustments will be determined by the Committee, and its determination will be final, binding and conclusive.
10.    Rights as a Stockholder, Director, Employee or Consultant.
The Participant will have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement will confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service at any time.
11.    Legends.
The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.
12.    Compliance with Section 409A.
It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with this Award will qualify for an exemption from application of Section 409A, alternatively to the extent that this Awardmay result in Section 409A Deferred Compensation shall comply in all respects with the applicable requirements of Section 409A (including applicable regulations or other administrative guidance thereunder, as determined by the Committee in good faith) to avoid the unfavorable tax consequences provided therein for non-compliance. If an exemption from application of Section 409A is not available, in connection with effecting such compliance with Section 409A, the following will apply:
12.1    Separation from Service; Required Delay in Payment to Specified Employee. Notwithstanding anything set forth herein to the contrary, no amount payable pursuant to this Agreement on account of the Participant’s termination of Service which constitutes a “deferral of compensation” within the meaning of the Treasury Regulations issued pursuant to Section 409A of the Code (the “Section 409A Regulations”) will be paid unless and until the Participant has incurred a “separation from service” within the meaning of the Section 409A Regulations. Furthermore, to the extent that the Participant is a “specified employee” within the meaning of the Section 409A Regulations as of the date of the Participant’s separation from service, no amount that constitutes a deferral of compensation which is payable on account of the Participant’s separation from service will be paid to the Participant before the date (the “Delayed Payment Date”) which is the first day of the seventh month after the date of the Participant’s separation from service or, if earlier, the date of the Participant’s death following such separation from service. All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date.
12.2    Other Changes in Time of Payment. Neither the Participant nor the Company will take any action to accelerate or delay the payment of any benefits under this Agreement in any manner which would not be in compliance with the Section 409A Regulations.
12.3    Amendments to Comply with Section 409A; Indemnification. Notwithstanding any other provision of this Agreement to the contrary, the Company is authorized to amend this Agreement, to void or amend any election made by the Participant under this Agreement and/or to delay the payment of any monies and/or provision of any benefits in such manner as may be determined by the Company, in its discretion, to be necessary or appropriate to comply with the Section 409A Regulations without prior notice to or consent of the Participant. The Participant hereby releases and holds harmless the Company, its directors, officers and stockholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Participant in connection with the Award, including as a result of the application of Section 409A.
12.4    Advice of Independent Tax Advisor. The Company has not obtained a tax ruling or other confirmation from the Internal Revenue Service with regard to the application of Section 409A to the Award, and the Company does not represent or warrant that this Agreement will avoid adverse tax consequences to the Participant, including as a result of the application of Section 409A to the Award. The Participant hereby acknowledges that he or she has been advised to seek the advice of his or her own independent tax advisor prior to entering into this Agreement and is not relying upon any representations of the Company or any of its agents as to the effect of or the advisability of entering into this Agreement.
13.    Miscellaneous Provisions.
13.1    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may have a materially adverse effect on the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A. No amendment or addition to this Agreement will be effective unless in writing.
13.2    Nontransferability of the Award. Prior to the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award will be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award will be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
13.3    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
13.4    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

13.5    Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder will be given in writing and will be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
(a)    Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
(b)    Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 13.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 13.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 13.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 13.5(a).
13.6    Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with the Additional Agreement, if any, will constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan will survive any settlement of the Award and will remain in full force and effect.
13.7    Applicable Law. This Agreement will be governed by the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely within the State of Texas.

13.8    Counterparts. The Grant Notice may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

Q2 HOLDINGS, INC.
NOTICE OF GRANT OF PSUS
AND
PERFORMANCE STOCK UNITS AGREEMENT

Q2 Holdings, Inc. (the “Company”), pursuant to its 2023 Equity Incentive Plan (the “Plan”), hereby grants to the holder listed below (the “Participant”), an award (the “Award”) of Performance Stock Units (the “Units”), each of which is a right to receive one (1) share of Stock, on the terms and conditions set forth herein and in the Performance Stock Units Agreement attached hereto (the “Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan will have the same defined meanings in this Grant Notice and the Agreement.

Participant:
ID:
Award Number:
Date of Grant:
Target Units:	, subject to adjustment as provided by the Agreement.
Maximum Units:	, which is 200% of the Target Units, subject to adjustment as provided by the Agreement.
Performance Period:	The period commencing on _______________ and ending on __________________, subject to adjustment as provided by the Agreement.
Vesting:	The Award is eligible to vest pursuant to the vesting and performance criteria set forth on Appendix I to this Grant Notice.
Settlement Date:	The Settlement Date is as provided in the Agreement.
Additional Agreement:	None

By electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Grant Notice and by the provisions of the Plan and the Agreement, both of which are made part of this document. The Participant acknowledges that copies of the Plan, the Agreement and the prospectus for the Plan are available on the Company’s equity administration web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Plan and the Agreement and accepts the Award subject to all of their terms and conditions. The Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or relating to the Units.

Q2 HOLDINGS, INC.
PERFORMANCE STOCK UNITS AGREEMENT
(U.S. PARTICIPANTS)
Q2 Holdings, Inc. (the “Company”) has granted to the Participant named in the Performance Stock Units Grant Notice (the “Grant Notice”) to which this Performance Stock Units Agreement (this “Agreement”) is attached an Award consisting of Performance Stock Units (each a “Unit”) subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and will in all respects be subject to the terms and conditions of the Q2 Holdings, Inc. 2023 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of the shares issuable pursuant to the Award (the “Plan Prospectus”), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.

1.    DEFINITIONS AND CONSTRUCTION.
1.1.    Definitions. Except as otherwise defined by this Agreement or the Grant Notice or Appendix I, capitalized terms used herein will have the meanings assigned by the Plan.
1.2.    Construction. Captions and titles contained herein are for convenience only and will not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular will include the plural and the plural will include the singular. Use of the term “or” is not intended to be exclusive unless the context clearly requires otherwise.
2.    ADMINISTRATION.
All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Award will be determined by the Committee. All such determinations by the Committee will be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) will be final, binding and conclusive upon all persons having an interest in the Award. Any Officer will have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
3.    THE AWARD.
3.1.    Grant of Units. On the Date of Grant, the Company hereby awards to the Participant up to the Maximum Units set forth in the Grant Notice, which, depending on the level of the Performance Metric attained during the Performance Period, may result in the Participant earning as little as zero (0) Units or as many as the Maximum Units. Subject to the terms of this Agreement and the Plan, each Unit, to the extent it is earned and becomes a Vested Unit, represents a right to receive one (1) share of Stock on the Settlement Date (as defined in Section 5.1). Unless and until a Unit has been determined to be an Earned Unit and has vested and become a Vested Unit as set forth in the Grant Notice (including Appendix I) and this Agreement, the Participant will have no right to settlement of such Units. Prior to settlement of any Units, such Units will represent an unfunded and unsecured obligation of the Company.

3.2.    No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which will be past services actually rendered or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable law, the Participant will furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Units.
4.    TERMINATION OF SERVICE.
4.1.    Grant of Company Reacquisition Right. In the event that the Participant’s Service terminates for any reason, with or without cause, the Participant will forfeit, and the Company will automatically reacquire, all Units which are not, as of the time of such termination, Vested Units (“Unvested Units”), and the Participant will not be entitled to any payment therefor (the “Company Reacquisition Right”).
4.2.    Ownership Change Event, Non-Cash Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in shares of Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 7, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of the Participant’s ownership of Unvested Units will be immediately subject to the Company Reacquisition Right and included in the terms “Units” and “Unvested Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Units immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Units following an Ownership Change Event, dividend, distribution or adjustment, credited Service will include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.
5.    SETTLEMENT OF THE AWARD.
5.1.    Issuance of Shares of Stock. The “Settlement Date” with respect to a Vested Unit will be the date on which such Unit becomes a Vested Unit or as soon thereafter as practicable; provided, however, that if the originally scheduled Settlement Date would occur on a date on which a sale by the Participant of the shares to be issued in settlement of the Vested Units would violate the Trading Compliance Policy of the Company and if the Company has allowed the Participant to satisfy its tax obligations pursuant to Section 6.2, the Settlement Date for such Vested Units will be deferred until the next day on which the sale of such shares would not violate the Trading Compliance Policy, but in any event on or before the 15th day of the third calendar month following calendar year of the originally scheduled Settlement Date. Subject to the provisions of Section 5.2, Section 5.4 and Section 6 below and the Company’s Trading Compliance Policy, the Company will issue to the Participant on the Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock.

5.2.    Settlement Upon a Change in Control. In the event of the consummation of a Change in Control before the end of the Performance Period, the Earned Units which have become Vested Units will be settled in shares of Stock immediately prior to the consummation of the Change in Control.
5.3.    Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit any or all shares acquired by the Participant pursuant to the settlement of the Award with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form, or to deposit such shares for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice. Except as provided by the foregoing, a certificate for the shares acquired by the Participant will be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
5.4.    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award will be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority has not been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
5.5.    Fractional Shares. The Company will not be required to issue fractional shares upon the settlement of the Award.
6.    TAX WITHHOLDING.
6.1.    In General. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Participating Company, if any, which arise in connection with the Award, the vesting of Units or the issuance of shares of Stock in settlement thereof. The Company will have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company have been satisfied by the Participant.
6.2.    Assignment of Sale Proceeds. Subject to compliance with applicable law and the Company’s Trading Compliance Policy, if permitted by the Company, the Participant may satisfy the Participating Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units.
6.3.    Withholding in Shares. The Company will have the right (as determined by the Committee), but not the obligation, to require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a Fair Market Value as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable statutory withholding rates.
7.    ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.
Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments will be made in the number of Units subject to the Award and/or the number and kind of shares or other property to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company will not be treated as “effected without receipt of consideration by the Company.” Any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of ownership of Units acquired pursuant to this Award will be immediately subject to the provisions of this Agreement on the same basis as all Units originally acquired hereunder. Any fractional Unit or share resulting from an adjustment pursuant to this Section will be rounded down to the nearest whole number. Such adjustments will be determined by the Committee, and its determination will be final, binding and conclusive.
8.    RIGHTS AS A STOCKHOLDER, DIRECTOR, EMPLOYEE OR CONSULTANT.
The Participant will have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 7. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement will confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service at any time.
9.    LEGENDS.
The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant will, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.
10.    COMPLIANCE WITH SECTION 409A.

It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with this Award that may result in Section 409A Deferred Compensation will qualify for an exemption from application of Section 409A, alternatively to the extent that this Award may result in Section 409A Deferred Compensation will comply in all respects with the applicable requirements of Section 409A (including applicable regulations or other administrative guidance thereunder, as determined by the Committee in good faith) to avoid the unfavorable tax consequences provided therein for non-compliance. If an exemption from application of Section 409A is not available, in connection with effecting such compliance with Section 409A, the following will apply:
10.1.    Separation from Service; Required Delay in Payment to Specified Employee. Notwithstanding anything set forth herein to the contrary, no amount payable pursuant to this Agreement on account of the Participant’s termination of Service which constitutes a “deferral of compensation” within the meaning of the Treasury Regulations issued pursuant to Section 409A of the Code (the “Section 409A Regulations”) will be paid unless and until the Participant has incurred a “separation from service” within the meaning of the Section 409A Regulations. Furthermore, to the extent that the Participant is a “specified employee” within the meaning of the Section 409A Regulations as of the date of the Participant’s separation from service, no amount that constitutes a deferral of compensation which is payable on account of the Participant’s separation from service will be paid to the Participant before the date (the “Delayed Payment Date”) which is the first day of the seventh month after the date of the Participant’s separation from service or, if earlier, the date of the Participant’s death following such separation from service. All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date.
10.2.    Other Changes in Time of Payment. Neither the Participant nor the Company will take any action to accelerate or delay the payment of any benefits under this Agreement in any manner which would not be in compliance with the Section 409A Regulations.
10.3.    Amendments to Comply with Section 409A; Indemnification. Notwithstanding any other provision of this Agreement to the contrary, the Company is authorized to amend this Agreement, to void or amend any election made by the Participant under this Agreement and/or to delay the payment of any monies and/or provision of any benefits in such manner as may be determined by the Company, in its discretion, to be necessary or appropriate to comply with the Section 409A Regulations without prior notice to or consent of the Participant. The Participant hereby releases and holds harmless the Company, its directors, officers and stockholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Participant in connection with the Award, including as a result of the application of Section 409A.
10.4.    Advice of Independent Tax Advisor. The Company has not obtained a tax ruling or other confirmation from the Internal Revenue Service with regard to the application of Section 409A to the Award, and the Company does not represent or warrant that this Agreement will avoid adverse tax consequences to the Participant, including as a result of the application of Section 409A to the Award. The Participant hereby acknowledges that he or she has been advised to seek the advice of his or her own independent tax advisor prior to entering into this Agreement and is not relying upon any representations of the Company or any of its agents as to the effect of or the advisability of entering into this Agreement.
11.    MISCELLANEOUS PROVISIONS.
11.1.    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided that no such termination or amendment may have a materially adverse effect on the Participant’s rights under this Agreement without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A. No amendment or addition to this Agreement will be effective unless in writing.
11.2.    Nontransferability of the Award. Prior to the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award will be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award will be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
11.3.    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
11.4.    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
11.5.    Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder will be given in writing and will be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
(a)    Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
(b)    Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 11.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 11.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 11.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 11.5(a).
11.6.    Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with the Additional Agreement, if any, will constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan will survive any settlement of the Award and will remain in full force and effect.
11.7.    Applicable Law. This Agreement will be governed by the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely within the State of Texas.
11.8.    Counterparts. The Grant Notice may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

Q2 HOLDINGS, INC.
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
(For Non-U.S. Participants)

Q2 Holdings, Inc. (the “Company”) has granted to the Participant an award (the “Award”) of certain restricted stock units pursuant to the Q2 Holdings, Inc. 2023 Equity Incentive Plan (the “Plan”), each of which represents the right to receive on the applicable Settlement Date one (1) share of Stock, as follows:

Participant:
ID:
Award Number:
Date of Grant:
Number of Restricted Stock Units:	, subject to adjustment as provided by the Restricted Stock Units Agreement.
Settlement Date:	Except as provided by the Restricted Stock Units Agreement, the date on which a Restricted Stock Unit becomes a Vested Unit.
Vesting Start Date:
Vested Units:
Except as provided in the Restricted Stock Units Agreement and provided that the Participant’s Service has not terminated prior to the applicable date, the Restricted Stock Units shall become Vested Units in accordance with the following vesting schedule (disregarding any resulting fractional unit), with the Restricted Stock Units vesting on any particular Vesting Date being in addition to any previously Vested Units:

[Notwithstanding any other provision contained in this Grant Notice or the Restricted Stock Units Agreement, the total Number of Units shall become Vested Units immediately prior to, but conditioned upon, the occurrence of either (i) the consummation of a Change in Control in which the Acquiror elects not to assume or continue in full force and effect the Company’s rights and obligations under all of the Award or substitute for all of the Award in connection with the Change in Control a substantially equivalent Award for the Acquiror’s stock, provided that the Participant’s Service has not terminated prior to the date of the Change in Control or (ii) the cessation of the Participant’s Service as a result of a Termination After Change in Control and where in connection with such Change in Control the Acquiror has so assumed, continued or substituted for all of the Award. Additionally, to the extent applicable, the Units are eligible to vest pursuant to the terms of any separate agreement between the Participant and the Company that is applicable to the Award (“Additional Agreement”).]

By electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Grant Notice and by the provisions of the Restricted Stock Units Agreement and the Plan, both of which are made a part of this document, and by the Additional Agreement, if any. The Participant acknowledges that copies of the Plan, the Restricted Stock Units Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Restricted Stock Units Agreement and the Plan and accepts the Award subject to all of their terms and conditions.

Q2 HOLDINGS, INC.
RESTRICTED STOCK UNITS AGREEMENT
(For Non-U.S. Participants)

Q2 Holdings, Inc. (the “Company”) has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (this “Agreement”) is attached an Award consisting of Restricted Stock Units (each a “Unit”) subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and will in all respects be subject to the terms and conditions of the Q2 Holdings, Inc. 2023 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of the shares issuable pursuant to the Award (the “Plan Prospectus”), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.
1.    Definitions and Construction.
1.1    Definitions. Unless otherwise defined herein, capitalized terms will have the meanings assigned to such terms in the Grant Notice or the Plan.
(a)    “Good Reason” means any one or more of the following (i) any failure by the Participating Company Group to pay, or any material reduction by the Participating Company Group of, the Participant’s base salary in effect immediately prior to the date of the Change in Control (unless reductions comparable in amount and duration are concurrently made for all other employees of the Participating Company Group with responsibilities, organizational level and title comparable to the Participant’s), or (ii) any failure by the Participating Company Group to (1) continue to provide the Participant with the opportunity to participate, on terms no less favorable than those in effect for the benefit of any employee or service provider group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by the Participant, in any benefit or compensation plans and programs, including, but not limited to, the Participating Company Group’s life, disability, health, dental, medical, savings, profit sharing, stock purchase and retirement plans, if any, in which the Participant was participating immediately prior to the date of the Change in Control, or their equivalent, or (2) provide the Participant with all other fringe benefits (or their equivalent) from time to time in effect for the benefit of any employee or service provider group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by the Participant.
(b)    “Termination After Change in Control” means the occurrence of either of the following events upon or prior to the first anniversary of the consummation of a Change in Control: (i) termination by the Participating Company Group of the Participant’s Service for any reason other than for Cause or (ii) the Participant’s resignation for Good Reason from all capacities in which the Participant is then rendering Service; provided, however, that Termination After Change in Control will not include any termination of the Participant’s Service which (1) is for Cause, (2) is a result of the Participant’s death or disability, (3) is a result of the Participant’s voluntary termination of Service other than for Good Reason, or (4) occurs prior to the effectiveness of a Change in Control.

1.2    Construction. Captions and titles contained herein are for convenience only and will not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular will include the plural and the plural will include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
2.    Administration.
All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Award will be determined by the Committee. All such determinations by the Committee will be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) will be final, binding and conclusive upon all persons having an interest in the Award. Any Officer will have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
3.    The Award.
3.1    Grant of Units. On the Date of Grant, the Company hereby awards to the Participant the Total Number of Units set forth in the Grant Notice, subject to adjustment as provided in Section 9. Each Unit represents, to the extent it is earned and becomes a Vested Unit, a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Stock. Unless and until a Unit becomes a Vested Unit, the Participant will have no right to settlement of such Unit. Prior to settlement of any Units, such Units will represent an unfunded and unsecured obligation of the Company.
3.2    No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which will be past services actually rendered or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable law, the Participant will furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Units.
4.    Vesting of Units.
Units acquired pursuant to this Agreement will become Vested Units as provided in the Grant Notice. For purposes of determining the number of Vested Units following an Ownership Change Event, credited Service will include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.
5.    Company Reacquisition Right.
5.1    Grant of Company Reacquisition Right. Except to the extent otherwise provided by the Additional Agreement, if any, in the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant will forfeit and the Company will automatically reacquire all Units which are not, as of the time of such termination,

Vested Units (“Unvested Units”), and the Participant will not be entitled to any payment therefor (the “Company Reacquisition Right”).
5.2    Ownership Change Event, Non-Cash Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in shares of Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 9, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of the Participant’s ownership of Unvested Units will be immediately subject to the Company Reacquisition Right and included in the terms “Units” and “Unvested Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Units immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Units following an Ownership Change Event, dividend, distribution or adjustment, credited Service will include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.
6.    Settlement of the Award.
6.1    Issuance of Shares of Stock. Subject to the provisions of Section 6.3, the Company will issue to the Participant on the Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock. The Settlement Date with respect to a Unit will be the date on which such Unit becomes a Vested Unit as provided by the Grant Notice (an “Original Settlement Date”); provided, however, that if the Original Settlement Date would occur on a date on which a sale by the Participant of the shares to be issued in settlement of the Vested Units would violate the Trading Compliance Policy of the Company and if the Company has allowed the Participant to satisfy its tax obligations pursuant to Section 7.2 of this Agreement, the Settlement Date for such Vested Units will be deferred until the next day on which the sale of such shares would not violate the Trading Compliance Policy, but in any event on or before the 15th day of the third calendar month following calendar year of the Original Settlement Date. Shares of Stock issued in settlement of Units will not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3, Section 7 or the Company’s Trading Compliance Policy.
6.2    Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit any or all shares acquired by the Participant pursuant to the settlement of the Award with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form, or to deposit such shares for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice. Except as provided by the foregoing, a certificate for the shares acquired by the Participant will be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
6.3    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award will be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority will not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
6.4    Fractional Shares. The Company will not be required to issue fractional shares upon the settlement of the Award.
7.    Tax Withholding.
7.1    In General. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax (including any social insurance or National Insurance Contributions) withholding obligations of the Participating Company, if any, which arise in connection with the Award, the vesting of Units or the issuance of shares of Stock in settlement thereof or subsequent sale of such shares of Stock (the “Tax Obligations”). Notwithstanding any contrary provision of this Agreement, no shares of Stock will be issued unless and until all Tax Obligations have been satisfied. In addition and to the maximum extent permitted by law, the Company (or any applicable Participating Company) has the right to retain without notice from salary or any other amounts that may be payable to the Participant by the Company, cash having a sufficient value to satisfy any Tax Obligations the Company determines cannot be satisfied through the withholding of otherwise deliverable shares of Stock. All Tax obligations are the sole responsibility of the Participant. The Participant acknowledges that the Company (or the Participating Company): (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Award, and (b) does not commit to structure the terms of the grant or any other aspect of the Awards to reduce or eliminate the Participant’s liability for Tax Obligations. The Company will have no obligation to deliver shares of Stock until the Tax Obligations of the Participating Company have been satisfied by the Participant.
7.2    Assignment of Sale Proceeds. Subject to compliance with applicable law and the Company’s Trading Compliance Policy, if permitted by the Company, the Participant may satisfy the Participating Company’s Tax Obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units.
7.3    Withholding in Shares. The Company will have the right, but not the obligation, to require the Participant to satisfy all or any portion of a Participating Company’s Tax Obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a fair market value, as determined by the Company as of the date on which the Tax Obligations arise, not in excess of the amount of such Tax Obligations determined by the applicable statutory withholding rates.

8.    Effect of Change in Control.
In the event of a Change in Control, except to the extent that the Committee determines to cash out the Award in accordance with Section 13.1(c) of the Plan, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the outstanding Units or substitute for all or any portion of the outstanding Units substantially equivalent rights with respect to the Acquiror’s stock. For purposes of this Section, a Unit will be deemed assumed if, following the Change in Control, the Unit confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon settlement of the Unit to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. The Award will terminate and cease to be outstanding effective as of the time of consummation or the Change in Control to the extent that Units subject to the Award are neither assumed or continued by the Acquiror in connection with the Change in Control nor settled as of the time of the Change in Control.
9.    Adjustments for Changes in Capital Structure.
Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments will be made in the number of Units subject to the Award and/or the number and kind of shares or other property to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company will not be treated as “effected without receipt of consideration by the Company.” Any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of ownership of Units acquired pursuant to this Award will be immediately subject to the provisions of this Agreement on the same basis as all Units originally acquired hereunder. Any fractional Unit or share resulting from an adjustment pursuant to this Section will be rounded down to the nearest whole number. Such adjustments will be determined by the Committee, and its determination will be final, binding and conclusive.
10.    Rights as a Stockholder.
The Participant will have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9.
11.    Legends.
The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.
12.    Compliance with Section 409A.
It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with this Award will qualify for an exemption from application of Section 409A, alternatively to the extent that this Award may result in Section 409A Deferred Compensation shall comply in all respects with the applicable requirements of Section 409A (including applicable regulations or other administrative guidance thereunder, as determined by the Committee in good faith) to avoid the unfavorable tax consequences provided therein for non-compliance. If an exemption from application of Section 409A is not available, in connection with effecting such compliance with Section 409A, the following shall apply:
12.1    Separation from Service; Required Delay in Payment to Specified Employee. Notwithstanding anything set forth herein to the contrary, no amount payable pursuant to this Agreement on account of the Participant’s termination of Service which constitutes a “deferral of compensation” within the meaning of the Treasury Regulations issued pursuant to Section 409A of the Code (the “Section 409A Regulations”) will be paid unless and until the Participant has incurred a “separation from service” within the meaning of the Section 409A Regulations. Furthermore, to the extent that the Participant is a “specified employee” within the meaning of the Section 409A Regulations as of the date of the Participant’s separation from service, no amount that constitutes a deferral of compensation which is payable on account of the Participant’s separation from service will be paid to the Participant before the date (the “Delayed Payment Date”) which is the first day of the seventh month after the date of the Participant’s separation from service or, if earlier, the date of the Participant’s death following such separation from service. All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date.
12.2    Other Changes in Time of Payment. Neither the Participant nor the Company will take any action to accelerate or delay the payment of any benefits under this Agreement in any manner which would not be in compliance with the Section 409A Regulations.
12.3    Amendments to Comply with Section 409A; Indemnification. Notwithstanding any other provision of this Agreement to the contrary, the Company is authorized to amend this Agreement, to void or amend any election made by the Participant under this Agreement and/or to delay the payment of any monies and/or provision of any benefits in such manner as may be determined by the Company, in its discretion, to be necessary or appropriate to comply with the Section 409A Regulations without prior notice to or consent of the Participant. The Participant hereby releases and holds harmless the Company, its directors, officers and stockholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Participant in connection with the Award, including as a result of the application of Section 409A.
12.4    Advice of Independent Tax Advisor. The Company has not obtained a tax ruling or other confirmation from the Internal Revenue Service with regard to the application of Section 409A to the Award, and the Company does not represent or warrant that this Agreement will avoid adverse tax consequences to the Participant, including as a result of the application of Section 409A to the Award. The Participant hereby acknowledges that he or she has been advised to seek the advice of his or her own independent tax advisor prior to entering into this Agreement and is not relying upon any representations of the Company or any of its agents as to the effect of or the advisability of entering into this Agreement.
13.    Service Conditions. In accepting the Units, the Participant acknowledges and agrees that:
(a)    Any notice period mandated under applicable law shall not be treated as Service for the purpose of determining the vesting of the Units; and the Participant’s right to the vesting of shares of Stock in settlement of the Units after termination of Service, if any, will be measured by the date of termination of the Participant’s active Service and will not be extended by any notice period mandated under applicable law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
(b)    The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended, or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.
(c)    The grant of the Units is voluntary and occasional and does not create any contractual or another right to receive future grants of Units, or benefits in lieu of Units, even if Units have been granted repeatedly in the past.
(d)    All decisions with respect to future Unit grants, if any, will be at the sole discretion of the Company.
(e)    The Participant’s participation in the Plan shall not create a right to further Service with the Company or any Participating Company and shall not interfere with the ability of the Company or any Participating Company to terminate the Participant’s Service at any time, with or without cause, subject to applicable law.
(f)    The Participant is voluntarily participating in the Plan.
(g)    The Units are extraordinary items that do not constitute compensation of any kind for Service of any kind rendered to the Company or any Participating Company, and which is outside the scope of the Participant’s employment contract, if any.
(h)    The Units are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service options, pension, retirement benefits, or similar payments.
(i)    In the event that the Participant is not an employee of a Participating Company, the Units grant will not be interpreted to form an employment contract or relationship with a Participating Company.
(j)    The future value of the underlying shares of Stock is unknown and cannot be predicted with certainty. The value of the shares of Stock may increase or decrease.
(k)    No claim or entitlement to compensation or damages arises from the termination of the Units or diminution in value of the Units or shares of Stock and the Participant irrevocably releases the Participating Company Group from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.

14.    Data Privacy.
The following provisions shall only apply to the Participant if he or she resides outside of the US, the EU, EEA, and the UK:
(a)    The Participant voluntarily consents to the collection, use, disclosure, and transfer to the United States and other jurisdictions, in electronic or another form, of his or her personal data as described in this Agreement and any other award materials (“Data”) by and among, as applicable, the Participating Company Group for the exclusive purpose of implementing, administering, and managing his or her participation in the Plan. If the Participant does not choose to participate in the Plan, his or her employment status or service with the Participating Company Group will not be adversely affected.
(b)    The Participant understands that the Participating Company Group may collect, maintain, process and disclose, certain personal information about him or her, including, but not limited to, his or her name, home address, email address and telephone number, date of birth, social insurance number, passport or another identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all equity awards or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the exclusive purpose of implementing, administering and, managing the Plan.
(c)    The Participant understands that Data will be transferred to one or more service provider(s) selected by the Company, which may assist the Company with the implementation, administration, and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different, including less stringent, data privacy laws and protections than his or her country. The Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or another form, for the sole purpose of implementing, administering and managing his or her participation in the Plan.
(d)    The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan, including maintaining records regarding participation. The Participant understands that if he or she resides in certain jurisdictions, to the extent required by applicable law, he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting these Units, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Participant understands that he or she is providing these consents on a purely voluntary basis. If the Participant does not consent or if he or she later seeks to revoke his or her consent, his or her engagement as a service provider with the Participating Company Group will not be adversely affected; the only consequence of refusing or withdrawing his or her consent is that the Company will not be able to grant him or her Units under the Plan or administer or maintain Units. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan (including the right to retain the Units). The Participant understands that he or she may contact his or her local human resources representative for more information on the consequences of his or her refusal to consent or withdrawal of consent.
The following provisions shall only apply to the Participant if he or she resides in the EU or EEA, the UK, or EU privacy laws are otherwise applicable:
(a)    Data Collected and Purposes of Collection. The Participant understands that the Company, acting as the controller, as well as the employing Participating Company or any other Participating Company, will process, to the extent permissible under applicable law, certain personal information about him or her, including name, home address and telephone number, information necessary to process the Units (e.g., mailing address for a check payment or bank account wire transfer information), date of birth, social insurance number or other identification number, salary, nationality, job title, employment location, details of all Units granted, canceled, vested, unvested or outstanding in his or her favor, and where applicable service termination date and reason for termination, any capital shares or directorships held in the Company (where needed for legal or tax compliance), and any other information necessary to process mandatory tax withholding and reporting (all such personal information is referred to as “Data”). The Data is collected from the Participant, and from the Participating Company Group, for the purpose of implementing, administering, and managing the Plan pursuant to its terms. The legal basis (that is, the legal justification) for processing the Data is that it is necessary to perform, administer and manage the Plan pursuant to this Agreement between the Participant and the Company, and in Company’s legitimate interests to comply with applicable laws when performing, administering and managing the Plan, subject to his or her interest and fundamental rights. The Data must be provided in order for the Participant to participate in the Plan and for the parties to this Agreement to perform their respective obligations hereunder. If the Participant does not provide Data, he or she will not be able to participate in the Plan and become a party to this Agreement.
(b)    Transfers and Retention of Data. The Participant understands that the Data will be transferred to and among the Participating Company Group, as well as service providers (such as stock administration providers, brokers, transfer agents, accounting firms, payroll processing firms or tax firms), for the purposes explained above, which are necessary to allow the Company to perform this Agreement. The Participant understands that the recipients of the Data may be located in the United States and in other jurisdictions outside of the European Economic Area where the Participating Company Group or its service providers have operations. The United States and some of these other jurisdictions have not been found by the European Commission to have adequate data protection safeguards. If the Participating Company Group makes transfers of Data outside of the European Economic Area, those transfers will be made solely to the extent necessary to perform this Agreement and take necessary actions in connection with such performance. In addition, service providers may commit to providing adequate safeguards for the transferred Data, such as standard contractual clauses approved by the European Commission. In that case, the Participant may obtain details of the transfers by contacting the appropriate human resource representative.
(c)    The Participant’s Rights in Respect of Data. The Participant has the right to access his or her Data being processed by the Company or any Participating Company as well as understand why the Company or any Participating Company is processing such Data. Additionally, subject to applicable law, the Participant is entitled to have any inadequate, incomplete, or incorrect Data corrected (that is, rectified). Further, subject to applicable law, and under certain circumstances, the Participant may be entitled to the following rights in regard to his or her Data: (i) to object to the processing of Data; (ii) to have his or her Data erased, such as where it is no longer necessary in relation to the purposes for which it was processed; (iii) to restrict the processing of his or her Data so that it is stored but not actively processed (e.g., while the Company assesses whether the Participant is entitled to have Data erased); and (iv) to port a copy of the Data provided pursuant to this Agreement or generated by him or her, in a common machine-readable format. To exercise his or her rights, the Participant may contact DPO@q2.com. The Participant may also contact the relevant data protection supervisory authority, as he or she has the right to lodge a complaint.
15.    Miscellaneous Provisions.
15.1    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may have a materially adverse effect on the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A. No amendment or addition to this Agreement will be effective unless in writing.
15.2    Nontransferability of the Award. Prior to the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award will be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award will be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
15.3    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
15.4    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
15.5    Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder will be given in writing and will be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
(a)    Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
(b)    Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 15.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 15.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 15.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 15.5(a).
15.6    Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with the Additional Agreement, if any, will constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan will survive any settlement of the Award and will remain in full force and effect.
15.7    Applicable Law. This Agreement will be governed by the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely within the State of Texas.
15.8    Counterparts. The Grant Notice may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
15.9    Country-Specific Terms, Conditions, and Notices. Notwithstanding any provisions in this Agreement, the Units grant shall be subject to any special terms and conditions set forth in an appendix to this Agreement for the Participant’s country (the “Appendix”). Moreover, if the Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to him or her unless determined otherwise by the Company.
15.10    No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations or assessments regarding the Participant’s participation in the Plan, or his or her acquisition or sale of the underlying shares of Stock. The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

Appendix to

Q2 HOLDINGS, INC.
RESTRICTED STOCK UNITS AGREEMENT
(For Non-U.S. Participants)

This Appendix includes additional notifications, terms, and conditions that govern the Units granted to the Participant under the Plan if the Participant resides in one of the countries listed below. Capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or this Agreement.
The Participant understands and agrees that the Company strongly recommends that the Participant not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because applicable rules and regulations regularly change, sometimes on a retroactive basis, and the information may be out of date at the time the Units vest under the Plan.
The Participant further understands and agrees that if the Participant is a citizen or resident of a country other than the one in which the Participant is currently working, transfers employment after the grant of the Units, or is considered a resident of another country for applicable law purposes, the information contained herein may not apply to the Participant, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply.
AUSTRALIA
Notifications

Securities Law Information. The offering and resale of the shares of Stock acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law. The Participant should obtain legal advice regarding any applicable disclosure requirements prior to accepting any such offer.

No Advice or Recommendation. This Agreement is not intended to provide the sole or principal basis of any investment or credit decision or any other risk evaluation.  The information contained in this Agreement is not a recommendation by the Company or any other person that subscribes for shares of Stock in the Company.  Each Participant must conduct his or her own investigations and analysis of the operations and prospects of the Company that it considers necessary or desirable and should determine for himself his interest in acquiring shares of Stock in the Company on the basis of such independent assessment and investigation.
Terms and Conditions
Foreign Asset Reporting. The Participant is required to report any cash or share accounts held in a foreign institution where the value of the asset is more than a certain legally designated amount. The information must be submitted to the Australian Taxation Office (on Form Annual Income Tax Return) by October 31. The threshold applies at any time during the tax year. The deadline may be extended if filing through a registered tax agent.

Offer of Units. The Board, in its absolute discretion, may make a written offer to an eligible person who is an Australian resident it chooses to accept the Units.

The offer will specify the maximum number of shares of Stock the Participant may accept under the Units, the date of grant, the exercise price, the expiration date, the vesting conditions (if any), any applicable holding period, and any disposal restrictions attaching to the Units or the resulting shares of Stock (all of which may be set by the Board in its absolute discretion).

The offer is intended to receive tax deferral treatment under Subdivision 83A-C of the Income Tax Assessment Act 1997(Cth). The conditions to receive such treatment are contained in this Agreement.

The offer will be accompanied by an acceptance form and a copy of the Plan and this Agreement or, alternatively, details on how the Participant may obtain a copy of the Plan and this Agreement.

Where the Board is to make an offer to a casual employee or a consultant, it will do so where:

(1)    For a casual employee, the individual who performs the work under or in relation to the contract is or might reasonably be expected to be, engaged to work the number of hours that are the pro-rata equivalent of 40% or more of a comparable full-time position with the Company;

(2)    For a contractor:
(a)    if an individual with whom the Company has entered into a contract for the provision of services under which the individual performs work for the Company; or

(b)    if an entity with whom the Company has entered into a contract for the provision of services under which an individual, who is a director of the Company or their spouse, performs work for the Company;

where the individual who performs the work under or in relation to the contract is, or might reasonably be expected to be, engaged to work the number of hours that are the pro-rata equivalent of 40% or more of a comparable full-time position with the Company.

Grant of Units. If the Participant validly accepts the Board’s offer of Units, the Board will grant the Participant the Units for the number of shares of Stock for which the Units were accepted. However, the Board will not do so if the Participant has ceased to be an eligible person at the date when the Units are to be granted or the Company is otherwise prohibited from doing so under the Corporations Act 2001(Cth) without a disclosure document, product disclosure statement or similar document.
The Company will provide a copy of this Agreement in respect of the Units granted to the Participant as part of the offer to the Participant.

CANADA
Terms and Conditions
Termination of Service. Notwithstanding any provision of the Plan or this Agreement, the following provision shall apply to Participants engaged in Canada on the date on which notification of termination (for any reason, with or without cause) or resignation from Service is delivered:

For purposes of this Agreement, the Participant’s termination date shall mean the later of (i) the date upon which the Participant ceases to perform Services for the Company following the provision of such notification of termination or resignation from Service and (ii) the end of any minimum period of notice of termination (if any) required by applicable employment or labor standards legislation. For clarity, unless otherwise expressly provided in this Agreement or determined by the Company, no Units will vest under the Plan following the Participant’s termination date, and the termination date will not be extended by any period of deemed notice of termination under contract or at common or civil law in respect of which the Participant may receive pay in lieu of notice of termination or damages in lieu of such notice. The Participant will not be entitled to any further payments in respect of the value of any Units that have not yet vested as of the Participant’s termination date and no Units or any pro-rated portion thereof shall be included in any entitlement to any pay in lieu of notice of termination or damages in lieu of such notice. Subject to any applicable statutory notice period, the Administrator shall have the exclusive discretion to determine when the Participant is no longer actively providing services for purposes of the grant of Units.
Language Consent. The parties to this Agreement acknowledge that it is their express wish that this Agreement, as well as all documents, notices, and legal proceedings entered into, given, or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention («Agreement») soit rédigée en anglais, ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente.

Non-Qualified Securities. All Units granted under this agreement shall be designated as “non-qualified securities” under subsection 110(1.4) of the Income Tax Act (the “Act”).  For greater certainty, all designated Units will be considered to be non-qualified securities for the purposes of section 110 of the Act, including the calculation of the “annual vesting limit” under subsection 110(1.31). The employer will provide notice of this designation to the employee and the Canada Revenue Agency as required by subsection 110(1.9) of the Tax Act.

Notifications
Securities Law Information. The Participant is permitted to sell shares of Stock acquired through the Plan through the designated broker appointed by the Company, provided the resale of shares of Stock acquired under the Plan takes place outside of Canada, including, if applicable, through the facilities of a stock exchange on which the shares of Stock are listed.

Foreign Asset/Account Reporting Information. Canadian residents are required to report any foreign property (e.g., shares of Stock acquired under the Plan and possibly unvested Units) on form T1135 (Foreign Income Verification Statement) if the total cost of their foreign property exceeds a certain legally designated amount at any time in the year. It is the Participant’s responsibility to comply with these reporting obligations, and the Participant should consult with his or her personal tax advisor in this regard.
Share Settlement of Units. Notwithstanding anything to the contrary in the Plan or this Agreement, Units granted to Canadian Participants shall only be settled in shares of Stock and shall not be settled in cash.
INDIA
Terms and Conditions
Tax Withholding. The following provision supplements Section 7 of this Agreement:

The Participant agrees that under the provisions of the (Indian) Income Tax Act, 1961, the Company would be required to withhold Tax Obligations on the value of the benefit earned by the Participant as a result of the Participant’s participation in the Plan. Such benefit shall be computed according to the provisions of the (Indian) Income Tax Act, 1961, read with the (Indian) Income Tax Rules, 1962.
The Participant agrees that the Company may calculate the Tax Obligations to be withheld and accounted for by reference to the maximum applicable rates, without prejudice to any right that the Participant may have to recover an overpayment from the relevant tax authorities. The Participant agrees that the Company may withhold the Tax Obligations from the Participant’s wages or other cash compensation paid to the Participant by the Company. The Participant agrees to pay to the Company the Tax Obligations that the Company may be required to withhold or account, if such Tax Obligations cannot be satisfied by the means previously described.
The Participant acknowledges that, regardless of any action taken by the Company, the ultimate liability for all Tax Obligations is and remains the responsibility of the Participant and may exceed the amount actually withheld by the Company.
Notifications
Exchange Control Information. The Participant understands and agrees that he or she must repatriate any proceeds from the sale of shares of Stock acquired under the Plan to India and convert the proceeds into local currency within 90 days of receipt. The Participant will receive a foreign inward remittance certificate ("FIRC") from the bank where he or she deposits the foreign currency. The Participant should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or his or her employer requests proof of repatriation.
Foreign Asset/Account Reporting Information. Indian residents are required to declare the following items in their annual tax return: (i) any foreign assets held by them (including shares of Stock acquired under the Plan), and (ii) any foreign bank accounts for which they have signing authority. It is the Participant’s responsibility to comply with applicable foreign asset tax laws in India and the Participant should consult with his or her personal tax advisor to ensure that the Participant is properly reporting his or her foreign assets and bank accounts. The Participant’s local employer will issue a Form 16 to the Participant and report perquisites in Form 12BA after the end of the Financial Year.
MEXICO
Terms and Conditions
Labor Law Acknowledgment. These provisions supplement Section 13 of this Agreement:
Modification. By accepting the Units, the Participant understands and agrees that any modification of the Plan or this Agreement or its termination shall not constitute a change or impairment of the terms and conditions of the Participant’s employment.
Policy Statement. The grant of the Units made under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability.
The Company with registered offices at 10355 Pecan Park Boulevard, Austin, Texas 78750, is solely responsible for the administration of the Plan and participation in the Plan and the acquisition of shares of Stock does not, in any way, establish an employment relationship between the Participant and the Company since the Participant is participating in the Plan on a wholly commercial basis and the Participant’s sole employer is the Company’s Mexican Participating Company, nor does it establish any rights between the Participant and the employer.

Plan Document Acknowledgment. By accepting the grant of Units, the Participant acknowledges that the Participant has received copies of the Plan, has reviewed the Plan, and this Agreement in their entirety, and fully understands and accepts all provisions of the Plan and this Agreement.
In addition, by signing this Agreement, the Participant further acknowledges that the Participant has read and specifically and expressly approve the terms and conditions in Section 13 of this Agreement, in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) none of the Participating Companies or the Company is responsible for any decrease in the value of the shares of Stock underlying the Units.
Finally, the Participant hereby declares that the Participant does not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of the participation in the Plan and therefore grant a full and broad release to the employer, the Company and any Participating Companies with respect to any claim that may arise under the Plan.
UNITED KINGDOM
Terms and Conditions
Tax Withholding. The Participant acknowledges that, regardless of any action taken by the Company, the ultimate liability for all Tax Obligations is and remains the responsibility of the Participant and may exceed the amount actually withheld by the Company.
Notifications
Securities Law Information. Neither this Agreement nor the Appendix is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with this Agreement. This Agreement and the Units are exclusively available in the UK to bona fide employees and former employees of the Company or its Participating Company.

Non-Qualified Grants. The Units are not intended to be tax-qualified or tax-preferred under current tax rules and regulations in the United Kingdom.

Tax Consultation. The Participant understands that he or she may suffer adverse tax consequences as a result of his or her acquisition, holding, or disposition of the shares of Stock. The Participant represents that he or she will consult with any tax advisors that the Participant deems appropriate in connection with the acquisition, holding, or disposition of the shares of Stock and that the Participant is not relying on the Participating Company Group for any tax advice.

Tax Election. The Participant shall, if so required by the Company, on the acquisition of any shares of Stock (or on such earlier date as may be specified by the Company), enter into an irrevocable joint election with his/her employer pursuant to section 431 of Income Tax (Earnings & Pensions) Act 2003 ("ITEPA") in a form specified by the Company that for the relevant tax purposes the market value of shares of Stock acquired (or to be acquired) under the Plan by the Participant is to be calculated as if the shares of Stock did not constitute restricted securities (as defined in section 423 of ITEPA) and section 425 to 430 of ITEPA are not to apply to such shares of Stock.
Prohibition Against Insider Dealing. The Participant should be aware of the UK's insider dealing rules under the Criminal Justice Act 1993, which may affect transactions under the Plan such as the acquisition or sale of shares of Stock acquired under the Plan, if the Participant has inside information regarding the Company. If the Participant is uncertain whether the insider dealing rules apply, the Company recommends that the Participant consults with a legal advisor. The Company cannot be held liable if the Participant violates the UK's insider dealing rules. The Participant is responsible for ensuring his or her compliance with these rules.

Q2 HOLDINGS, INC.
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
(For Executive Officers)

Q2 Holdings, Inc. (the “Company”) has granted to the Participant an award (the “Award”) of certain restricted stock units pursuant to the Q2 Holdings, Inc. 2023 Equity Incentive Plan (the “Plan”), each of which represents the right to receive on the applicable Settlement Date one (1) share of Stock, as follows:

Participant:
ID:
Award Number:
Date of Grant:
Number of Restricted Stock Units:	, subject to adjustment as provided by the Restricted Stock Units Agreement.
Settlement Date:	Except as provided by the Restricted Stock Units Agreement, the date on which a Restricted Stock Unit becomes a Vested Unit.
Vested Units:	Except as provided in the Restricted Stock Units Agreement and provided that the Participant’s Service has not terminated prior to the applicable date, the Restricted Stock Units shall become Vested Units in accordance with the following vesting schedule (disregarding any resulting fractional unit), with the Restricted Stock Units vesting on any particular Vesting Date being in addition to any previously Vested Units:

[Notwithstanding any other provision contained in this Grant Notice or the Restricted Stock Units Agreement, the total Number of Restricted Stock Units shall become Vested Units immediately prior to, but conditioned upon, the occurrence of either (i) the consummation of a Change in Control in which the Acquiror elects not to assume or continue in full force and effect the Company’s rights and obligations under all of the Award or substitute for all of the Award in connection with the Change in Control a substantially equivalent Award for the Acquiror’s stock, provided that the Participant’s Service has not terminated prior to the date of the Change in Control or (ii) the cessation of the Participant’s Service as a result of a Termination After Change in Control and where in connection with such Change in Control the Acquiror has so assumed, continued or substituted for all of the Award. Additionally, to the extent applicable, the Restricted Stock Units are eligible to vest pursuant to the terms of any separate agreement between the Participant and the Company that is applicable to the Award (“Additional Agreement”).]

By electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Grant Notice and by the provisions of the Restricted Stock Units Agreement and the Plan, both of which are made a part of this document, and by the Additional Agreement, if any. The Participant acknowledges that copies of the Plan, the Restricted Stock Units Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Restricted Stock Units Agreement and the Plan and accepts the Award subject to all of their terms and conditions.

Q2 HOLDINGS, INC.
RESTRICTED STOCK UNITS AGREEMENT
(For Executive Officers)

Q2 Holdings, Inc. (the “Company”) has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (this “Agreement”) is attached an Award consisting of Restricted Stock Units (each a “Unit”) subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and will in all respects be subject to the terms and conditions of the Q2 Holdings, Inc. 2023 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of the shares issuable pursuant to the Award (the “Plan Prospectus”), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.
1.    Definitions and Construction.
1.1    Definitions. Unless otherwise defined herein, capitalized terms will have the meanings assigned to such terms in the Grant Notice or the Plan.
(a)    “Good Reason” means any one or more of the following (i) the Participating Company Group materially reduces the Participant’s title or position or assigns to the Participant operational authority or duties which are materially inconsistent with the usual and customary operational authority and duties of a person in the Participant's position in similarly-situated companies, (ii) the Participating Company Group materially reduces the Participant’s base compensation, or (iii) the Participating Company Group requires the Participant to relocate to any place outside a fifty (50) mile radius of the Participant’s primary work location as previously approved by the Company; provided, however a relocation does not include any travel reasonably required by the Company to perform Participant’s duties, including occasional travel to the Company’s offices where the Participant is primarily working remotely; provided that in each such event the Participant notifies the Company in writing of the acts or omissions constituting the basis for Good Reason within thirty (30) days following the initial existence of such basis and the Participating Company Group has failed to cure all such acts and omissions within thirty (30) days following its receipt of such written notice.
(b)    “Termination After Change in Control” means the occurrence of either of the following events upon or prior to the first anniversary of the consummation of a Change in Control: (i) termination by the Participating Company Group of the Participant’s Service for any reason other than for Cause or (ii) the Participant’s resignation for Good Reason from all capacities in which the Participant is then rendering Service; provided, however, that Termination After Change in Control will not include any termination of the Participant’s Service which (1) is for Cause, (2) is a result of the Participant’s death or disability, (3) is a result of the Participant’s voluntary termination of Service other than for Good Reason, or (4) occurs prior to the effectiveness of a Change in Control.
1.2    Construction. Captions and titles contained herein are for convenience only and will not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular will include the plural and the plural will include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
2.    Administration.
All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Award will be determined by the Committee. All such determinations by the Committee will be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) will be final, binding and conclusive upon all persons having an interest in the Award. Any Officer will have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
3.    The Award.
3.1    Grant of Units. On the Date of Grant, the Company hereby awards to the Participant the Total Number of Units set forth in the Grant Notice, subject to adjustment as provided in Section 9. Each Unit represents, to the extent it is earned and becomes a Vested Unit, a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Stock. Unless and until a Unit becomes a Vested Unit, the Participant will have no right to settlement of such Unit. Prior to settlement of any Units, such Units will represent an unfunded and unsecured obligation of the Company.
3.2    No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which will be past services actually rendered or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable law, the Participant will furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Units.
4.    Vesting of Units.
Units acquired pursuant to this Agreement will become Vested Units as provided in the Grant Notice. For purposes of determining the number of Vested Units following an Ownership Change Event, credited Service will include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.
5.    Company Reacquisition Right.
5.1    Grant of Company Reacquisition Right. Except to the extent otherwise provided by the Additional Agreement, if any, in the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant will forfeit and the Company will automatically reacquire all Units which are not, as of the time of such termination, Vested Units (“Unvested Units”), and the Participant will not be entitled to any payment therefor (the “Company Reacquisition Right”).

5.2    Ownership Change Event, Non-Cash Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in shares of Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 9, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of the Participant’s ownership of Unvested Units will be immediately subject to the Company Reacquisition Right and included in the terms “Units” and “Unvested Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Units immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Units following an Ownership Change Event, dividend, distribution or adjustment, credited Service will include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.
6.    Settlement of the Award.
6.1    Issuance of Shares of Stock. Subject to the provisions of Section 6.3, the Company will issue to the Participant on the Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock. The Settlement Date with respect to a Unit will be the date on which such Unit becomes a Vested Unit as provided by the Grant Notice (an “Original Settlement Date”); provided, however, that if the Original Settlement Date would occur on a date on which a sale by the Participant of the shares to be issued in settlement of the Vested Units would violate the Trading Compliance Policy of the Company and if the Company has allowed the Participant to satisfy its tax obligations pursuant to Section 7.2 of this Agreement, the Settlement Date for such Vested Units will be deferred until the next day on which the sale of such shares would not violate the Trading Compliance Policy, but in any event on or before the 15th day of the third calendar month following calendar year of the Original Settlement Date. Shares of Stock issued in settlement of Units will not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3, Section 7 or the Company’s Trading Compliance Policy.
6.2    Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit any or all shares acquired by the Participant pursuant to the settlement of the Award with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form, or to deposit such shares for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice. Except as provided by the foregoing, a certificate for the shares acquired by the Participant will be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
6.3    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award will be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority will not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
6.4    Fractional Shares. The Company will not be required to issue fractional shares upon the settlement of the Award.
7.    Tax Withholding.
7.1    In General. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Participating Company, if any, which arise in connection with the Award, the vesting of Units or the issuance of shares of Stock in settlement thereof or subsequent sale of such shares of Stock (the “Tax Obligations”). Notwithstanding any contrary provision of this Agreement, no shares of Stock will be issued unless and until all Tax Obligations have been satisfied. In addition and to the maximum extent permitted by law, the Company (or any applicable Participating Company) has the right to retain without notice from salary or any other amounts that may be payable to the Participant by the Company, cash having a sufficient value to satisfy any Tax Obligations the Company determines cannot be satisfied through the withholding of otherwise deliverable shares of Stock. All Tax obligations are the sole responsibility of the Participant. The Participant acknowledges that the Company (or the Participating Company): (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Award, and (b) does not commit to structure the terms of the grant or any other aspect of the Awards to reduce or eliminate the Participant’s liability for Tax Obligations. The Company will have no obligation to deliver shares of Stock until the Tax Obligations of the Participating Company have been satisfied by the Participant.
7.2    Assignment of Sale Proceeds. Subject to compliance with applicable law and the Company’s Trading Compliance Policy, if permitted by the Company, the Participant may satisfy the Participating Company’s Tax Obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units.
7.3    Withholding in Shares. The Company will have the right (as determined by the Committee), but not the obligation, to require the Participant to satisfy all or any portion of a Participating Company’s Tax Obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a Fair Market Value, as determined by the Company as of the date on which the Tax Obligations arise, not in excess of the amount of such Tax Obligations determined by the applicable statutory withholding rates.

8.    Effect of Change in Control.
In the event of a Change in Control, except to the extent that the Committee determines to cash out the Award in accordance with Section 13.1(c) of the Plan, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the outstanding Units or substitute for all or any portion of the outstanding Units substantially equivalent rights with respect to the Acquiror’s stock. For purposes of this Section, a Unit will be deemed assumed if, following the Change in Control, the Unit confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon settlement of the Unit to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. The Award will terminate and cease to be outstanding effective as of the time of consummation or the Change in Control to the extent that Units subject to the Award are neither assumed or continued by the Acquiror in connection with the Change in Control nor settled as of the time of the Change in Control.
9.    Adjustments for Changes in Capital Structure.
Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments will be made in the number of Units subject to the Award and/or the number and kind of shares or other property to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company will not be treated as “effected without receipt of consideration by the Company.” Any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of ownership of Units acquired pursuant to this Award will be immediately subject to the provisions of this Agreement on the same basis as all Units originally acquired hereunder. Any fractional Unit or share resulting from an adjustment pursuant to this Section will be rounded down to the nearest whole number. Such adjustments will be determined by the Committee, and its determination will be final, binding and conclusive.
10.    Rights as a Stockholder.
The Participant will have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9.
11.    Legends.
The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.
12.    Compliance with Section 409A.
It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with this Award will qualify for an exemption from application of Section 409A, alternatively to the extent that this Award may result in Section 409A Deferred Compensation will comply in all respects with the applicable requirements of Section 409A (including applicable regulations or other administrative guidance thereunder, as determined by the Committee in good faith) to avoid the unfavorable tax consequences provided therein for non-compliance. If an exemption from application of Section 409A is not available, in connection with effecting such compliance with Section 409A, the following will apply:
12.1    Separation from Service; Required Delay in Payment to Specified Employee. Notwithstanding anything set forth herein to the contrary, no amount payable pursuant to this Agreement on account of the Participant’s termination of Service which constitutes a “deferral of compensation” within the meaning of the Treasury Regulations issued pursuant to Section 409A of the Code (the “Section 409A Regulations”) will be paid unless and until the Participant has incurred a “separation from service” within the meaning of the Section 409A Regulations. Furthermore, to the extent that the Participant is a “specified employee” within the meaning of the Section 409A Regulations as of the date of the Participant’s separation from service, no amount that constitutes a deferral of compensation which is payable on account of the Participant’s separation from service will be paid to the Participant before the date (the “Delayed Payment Date”) which is the first day of the seventh month after the date of the Participant’s separation from service or, if earlier, the date of the Participant’s death following such separation from service. All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date.
12.2    Other Changes in Time of Payment. Neither the Participant nor the Company will take any action to accelerate or delay the payment of any benefits under this Agreement in any manner which would not be in compliance with the Section 409A Regulations.
12.3    Amendments to Comply with Section 409A; Indemnification. Notwithstanding any other provision of this Agreement to the contrary, the Company is authorized to amend this Agreement, to void or amend any election made by the Participant under this Agreement and/or to delay the payment of any monies and/or provision of any benefits in such manner as may be determined by the Company, in its discretion, to be necessary or appropriate to comply with the Section 409A Regulations without prior notice to or consent of the Participant. The Participant hereby releases and holds harmless the Company, its directors, officers and stockholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Participant in connection with the Award, including as a result of the application of Section 409A.
12.4    Advice of Independent Tax Advisor. The Company has not obtained a tax ruling or other confirmation from the Internal Revenue Service with regard to the application of Section 409A to the Award, and the Company does not represent or warrant that this Agreement will avoid adverse tax consequences to the Participant, including as a result of the application of Section 409A to the Award. The Participant hereby acknowledges that he or she has been advised to seek the advice of his or her own independent tax advisor prior to entering into this Agreement and is not relying upon any representations of the Company or any of its agents as to the effect of or the advisability of entering into this Agreement.
13.    SERVICE CONDITIONS. In accepting the Units, the Participant acknowledges and agrees that:
(a)    Any notice period mandated under applicable law shall not be treated as service for the purpose of determining the vesting of the Units, and the Participant’s right to the vesting of shares of Stock in settlement of the Units after the termination of service, if any, will be measured by the date of termination of the Participant’s active service (and will not be extended by any notice period mandated under applicable law). Subject to the foregoing and the provisions of the Plan, the Participant’s employer, in its sole discretion, shall determine whether the Participant’s service has terminated and the effective date of such termination;
(b)    The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

(c)    The grant of the Units is voluntary and occasional and does not create any contractual or other rights to receive future grants of Units, or benefits in lieu of Units, even if Units have been granted repeatedly in the past;

(d)    All decisions with respect to future Units grants, if any, will be at the sole discretion of the Company;

(e)    The Participant’s participation in the Plan shall not create a right to further service with the Company or Participating Company and shall not interfere with the ability of the Company or a Participating Company to terminate the Participant’s service or employment, subject to applicable law;

(f)    The Participant is voluntarily participating in the Plan;

(g)    The Units are an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to the Company or a Participating Company, and which is outside the scope of the Participant’s employment contract, if any;

(h)    The Units are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

(i)    In the event that the Participant is not an employee of the Company or a Participating Company, the Units grant will not be interpreted to form an employment contract or relationship with the Company or a Participating Company;

(j)    The future value of the underlying shares of Stock is unknown and cannot be predicted with certainty. The value of the shares of Stock may increase or decrease; and

(k)    No claim or entitlement to compensation or damages arises from the termination of the Units or diminution in value of the Units or shares of Stock and the Participant irrevocably releases the Company and all Participating Companies from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.
14.    Data Privacy.
(a)    The Participant voluntarily consents to the collection, use, disclosure and transfer to the United States and other jurisdictions, in electronic or another form, of his or her personal data as described in this Agreement and any other award materials (“Data”) by and among, as applicable, the Participating Company Group for the exclusive purpose of implementing, administering, and managing his or her participation in the Plan. If the Participant does not choose to participate in the Plan, his or her employment status or service with the Participating Company Group will not be adversely affected.
(b)    The Participant understands that the Participating Company Group may collect, maintain, process and disclose, certain personal information about him or her, including, but not limited to, his or her name, home address, email address and telephone number, date of birth, social insurance number, passport or another identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all equity awards or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the exclusive purpose of implementing, administering and, managing the Plan.
(c)    The Participant understands that Data will be transferred to one or more service provider(s) selected by the Company, which may assist the Company with the implementation, administration, and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different, including less stringent, data privacy laws and protections than his or her country. The Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or another form, for the sole purpose of implementing, administering and managing his or her participation in the Plan.
(d)    The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan, including maintaining records regarding participation. The Participant understands that if he or she resides in certain jurisdictions, to the extent required by applicable law, he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting these Units, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Participant understands that he or she is providing these consents on a purely voluntary basis. If the Participant does not consent or if he or she later seeks to revoke his or her consent, his or her engagement as a service provider with the Participating Company Group will not be adversely affected; the only consequence of refusing or withdrawing his or her consent is that the Company will not be able to grant him or her Units under the Plan or administer or maintain Units. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan (including the right to retain the Units). The Participant understands that he or she may contact his or her local human resources representative for more information on the consequences of his or her refusal to consent or withdrawal of consent.

15.    Termination of Service for Canadian Participants.
Notwithstanding any provision of the Plan or this Agreement, the following provision shall apply to Participants engaged in Canada on the date on which notification of termination (for any reason, with or without cause) or resignation from Service is delivered:

For purposes of this Agreement, the Participant’s termination date shall mean the later of (i) the date upon which the Participant ceases to perform Services for the Company following the provision of such notification of termination or resignation from Service and (ii) the end of any minimum period of notice of termination (if any) required by applicable employment or labor standards legislation. For clarity, unless otherwise expressly provided in this Agreement or determined by the Company, no Units will vest under the Plan following the Participant’s termination date, and the termination date will not be extended by any period of deemed notice of termination under contract or at common or civil law in respect of which the Participant may receive pay in lieu of notice of termination or damages in lieu of such notice. The Participant will not be entitled to any further payments in respect of the value of any Units that have not yet vested as of the Participant’s termination date and no Units or any pro-rated portion thereof shall be included in any entitlement to any pay in lieu of notice of termination or damages in lieu of such notice. Subject to any applicable statutory notice period, the Administrator shall have the exclusive discretion to determine when the Participant is no longer actively providing services for purposes of the grant of Units.
16.    Language Consent for Canadian Participants.
The parties to this Agreement acknowledge that it is their express wish that this Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention («Agreement») soit rédigée en anglais, ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente.

17.    Non-Qualified Securities in Canada.
All Units granted under this agreement shall be designated as “non-qualified securities” under subsection 110(1.4) of the Income Tax Act (the “Act”).  For greater certainty, all designated Units will be considered to be non-qualified securities for the purposes of section 110 of the Act, including the calculation of the “annual vesting limit” under subsection 110(1.31). The employer will provide notice of this designation to the employee and the Canada Revenue Agency as required by subsection 110(1.9) of the Tax Act.

18.    Canadian Securities Law Information.
The Participant is permitted to sell shares of Stock acquired through the Plan through the designated broker appointed by the Company, provided the resale of shares of Stock acquired under the Plan takes place outside of Canada, including, if applicable, through the facilities of a stock exchange on which the shares of Stock are listed.

19.    Canadian Foreign Asset/Account Reporting Information.
Canadian residents are required to report any foreign property (e.g., shares of Stock acquired under the Plan and possibly unvested Units) on form T1135 (Foreign Income Verification Statement) if the total cost of their foreign property exceeds C$100,000 at any time in the year. It is the Participant’s responsibility to comply with these reporting obligations, and the Participant should consult with his or her personal tax advisor in this regard.

20.    Share Settlement of Units in Canada.
Notwithstanding anything to the contrary in the Plan or this Agreement, Units granted to Canadian Participants shall only be settled in shares of Stock and shall not be settled in cash.

21.    Miscellaneous Provisions.
21.1    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may have a materially adverse effect on the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A. No amendment or addition to this Agreement will be effective unless in writing.
21.2    Nontransferability of the Award. Prior to the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award will be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award will be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
21.3    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
21.4    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
21.5    Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder will be given in writing and will be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a)    Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
(b)    Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 21.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 21.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 21.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 21.5(a).
21.6    Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with the Additional Agreement, if any, will constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan will survive any settlement of the Award and will remain in full force and effect.
21.7    Applicable Law. This Agreement will be governed by the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely within the State of Texas.
21.8    Counterparts. The Grant Notice may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
21.9    Relocation. If the Participant relocates to a new country after the grant of the Units, the Company reserves the right to impose other requirements on his or her participation in the Plan, on the Units and on any shares of Stock acquired under the Plan, to the extent the Company determines necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

21.10    No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations or assessments regarding the Participant’s participation in the Plan, or his or her acquisition or sale of the underlying shares of Stock. The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

Q2 HOLDINGS, INC.
NOTICE OF GRANT OF PSUS
AND
PERFORMANCE STOCK UNITS AGREEMENT

Q2 Holdings, Inc. (the “Company”), pursuant to its 2023 Equity Incentive Plan (the “Plan”), hereby grants to the holder listed below (the “Participant”), an award (the “Award”) of Performance Stock Units (the “Units”), each of which is a right to receive one (1) share of Stock, on the terms and conditions set forth herein and in the Performance Stock Units Agreement attached hereto (the “Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan will have the same defined meanings in this Grant Notice and the Agreement.

Participant:
ID:
Award Number:
Date of Grant:
Target Units:	, subject to adjustment as provided by the Agreement.
Maximum Units:	, which is 200% of the Target Units, subject to adjustment as provided by the Agreement.
Performance Period:	The period commencing on _______________ and ending on __________________, subject to adjustment as provided by the Agreement.
Vesting:	The Award is eligible to vest pursuant to the vesting and performance criteria set forth on Appendix I to this Grant Notice.
Settlement Date:	The Settlement Date is as provided in the Agreement.
Additional Agreement:	None

By electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Grant Notice and by the provisions of the Plan and the Agreement, both of which are made part of this document. The Participant acknowledges that copies of the Plan, the Agreement and the prospectus for the Plan are available on the Company’s equity administration web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Plan and the Agreement and accepts the Award subject to all of their terms and conditions. The Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or relating to the Units.

Q2 HOLDINGS, INC.
PERFORMANCE STOCK UNITS AGREEMENT
(CADANDIAN     PARTICIPANTS)
Q2 Holdings, Inc. (the “Company”) has granted to the Participant named in the Performance Stock Units Grant Notice (the “Grant Notice”) to which this Performance Stock Units Agreement (this “Agreement”) is attached an Award consisting of Performance Stock Units (each a “Unit”) subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and will in all respects be subject to the terms and conditions of the Q2 Holdings, Inc. 2023 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of the shares issuable pursuant to the Award (the “Plan Prospectus”), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.

1.    DEFINITIONS AND CONSTRUCTION.
1.1.    Definitions. Except as otherwise defined by this Agreement or the Grant Notice or Appendix I, capitalized terms used herein will have the meanings assigned by the Plan.
1.2.    Construction. Captions and titles contained herein are for convenience only and will not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular will include the plural and the plural will include the singular. Use of the term “or” is not intended to be exclusive unless the context clearly requires otherwise.
2.    ADMINISTRATION.
All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Award will be determined by the Committee. All such determinations by the Committee will be final, binding and conclusive upon all persons having an interest in the Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or the Award or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) will be final, binding and conclusive upon all persons having an interest in the Award. Any Officer will have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

3.    THE AWARD.
3.1.    Grant of Units. On the Date of Grant, the Company hereby awards to the Participant up to the Maximum Units set forth in the Grant Notice, which, depending on the level of the Performance Metric attained during the Performance Period, may result in the Participant earning as little as zero (0) Units or as many as the Maximum Units. Subject to the terms of this Agreement and the Plan, each Unit, to the extent it is earned and becomes a Vested Unit, represents a right to receive one (1) share of Stock on the Settlement Date (as defined in Section 5.1). Unless and until a Unit has been determined to be an Earned Unit and has vested and become a Vested Unit as set forth in the Grant Notice (including Appendix I) and this Agreement, the Participant will have no right to settlement of such Units. Prior to settlement of any Units, such Units will represent an unfunded and unsecured obligation of the Company.
3.2.    No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which will be past services actually rendered or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable law, the Participant will furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Units.
4.    TERMINATION OF SERVICE.
4.1.    Grant of Company Reacquisition Right. In the event that the Participant’s Service terminates for any reason, with or without cause, the Participant will forfeit, and the Company will automatically reacquire, all Units which are not, as of the time of such termination, Vested Units (“Unvested Units”), and the Participant will not be entitled to any payment therefor (the “Company Reacquisition Right”).
4.2.    Ownership Change Event, Non-Cash Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in shares of Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 7, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of the Participant’s ownership of Unvested Units will be immediately subject to the Company Reacquisition Right and included in the terms “Units” and “Unvested Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Units immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Units following an Ownership Change Event, dividend, distribution or adjustment, credited Service will include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.

5.    SETTLEMENT OF THE AWARD.
5.1.    Issuance of Shares of Stock. The “Settlement Date” with respect to a Vested Unit will be the date on which such Unit becomes a Vested Unit or as soon thereafter as practicable; provided, however, that if the originally scheduled Settlement Date would occur on a date on which a sale by the Participant of the shares to be issued in settlement of the Vested Units would violate the Trading Compliance Policy of the Company and if the Company has allowed the Participant to satisfy its tax obligations pursuant to Section 6.2, the Settlement Date for such Vested Units will be deferred until the next day on which the sale of such shares would not violate the Trading Compliance Policy, but in any event on or before the 15th day of the third calendar month following calendar year of the originally scheduled Settlement Date. Subject to the provisions of Section 5.2, Section 5.4 and Section 6 below and the Company’s Trading Compliance Policy, the Company will issue to the Participant on the Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock.
5.2.    Settlement Upon a Change in Control. In the event of the consummation of a Change in Control before the end of the Performance Period, the Earned Units which have become Vested Units will be settled in shares of Stock immediately prior to the consummation of the Change in Control.
5.3.    Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit any or all shares acquired by the Participant pursuant to the settlement of the Award with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form, or to deposit such shares for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice. Except as provided by the foregoing, a certificate for the shares acquired by the Participant will be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
5.4.    Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award will be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority has not been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
5.5.    Fractional Shares. The Company will not be required to issue fractional shares upon the settlement of the Award.

6.    TAX WITHHOLDING.
6.1.    In General. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Participating Company, if any, which arise in connection with the Award, the vesting of Units or the issuance of shares of Stock in settlement thereof or subsequent sale of such shares of Stock (the “Tax Obligations”). Notwithstanding any contrary provision of this Agreement, no shares of Stock will be issued unless and until all Tax Obligations have been satisfied. In addition and to the maximum extent permitted by law, the Company (or any applicable Participating Company) has the right to retain without notice from salary or any other amounts that may be payable to the Participant by the Company, cash having a sufficient value to satisfy any Tax Obligations the Company determines cannot be satisfied through the withholding of otherwise deliverable shares of Stock. All Tax obligations are the sole responsibility of the Participant. The Participant acknowledges that the

Company (or the Participating Company): (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Award, and (b) does not commit to structure the terms of the grant or any other aspect of the Awards to reduce or eliminate the Participant’s liability for Tax Obligations. The Company will have no obligation to deliver shares of Stock until the Tax Obligations of the Participating Company have been satisfied by the Participant.
6.2.    Assignment of Sale Proceeds. Subject to compliance with applicable law and the Company’s Trading Compliance Policy, if permitted by the Company, the Participant may satisfy the Participating Company’s Tax Obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units.
6.3.    Withholding in Shares. The Company will have the right (as determined by the Committee), but not the obligation, to require the Participant to satisfy all or any portion of a Participating Company’s Tax Obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a Fair Market Value as determined by the Company as of the date on which the Tax Obligations arise, not in excess of the amount of such Tax Obligations determined by the applicable statutory withholding rates.
7.    ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.
Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments will be made in the number of Units subject to the Award and/or the number and kind of shares or other property to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company will not be treated as “effected without receipt of consideration by the Company.” Any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of ownership of Units acquired pursuant to this Award will be immediately subject to the provisions of this Agreement on the same basis as all Units originally acquired hereunder. Any fractional Unit or share resulting from an adjustment pursuant to this Section will be rounded down to the nearest whole number. Such adjustments will be determined by the Committee, and its determination will be final, binding and conclusive.
8.    RIGHTS AS A STOCKHOLDER.
The Participant will have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 7.
9.    LEGENDS.
The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant will, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.
10.    COMPLIANCE WITH SECTION 409A.
It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with this Award that may result in Section 409A Deferred Compensation will qualify for an exemption from application of Section 409A, alternatively to the extent that this Award may result in Section 409A Deferred Compensation will comply in all respects with the applicable requirements of Section 409A (including applicable regulations or other administrative guidance thereunder, as determined by the Committee in good faith) to avoid the unfavorable tax consequences provided therein for non-compliance. If an exemption from application of Section 409A is not available, in connection with effecting such compliance with Section 409A, the following will apply:
10.1.    Separation from Service; Required Delay in Payment to Specified Employee. Notwithstanding anything set forth herein to the contrary, no amount payable pursuant to this Agreement on account of the Participant’s termination of Service which constitutes a “deferral of compensation” within the meaning of the Treasury Regulations issued pursuant to Section 409A of the Code (the “Section 409A Regulations”) will be paid unless and until the Participant has incurred a “separation from service” within the meaning of the Section 409A Regulations. Furthermore, to the extent that the Participant is a “specified employee” within the meaning of the Section 409A Regulations as of the date of the Participant’s separation from service, no amount that constitutes a deferral of compensation which is payable on account of the Participant’s separation from service will be paid to the Participant before the date (the “Delayed Payment Date”) which is the first day of the seventh month after the date of the Participant’s separation from service or, if earlier, the date of the Participant’s death following such separation from service. All such amounts that would, but for this Section, become payable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date.
10.2.    Other Changes in Time of Payment. Neither the Participant nor the Company will take any action to accelerate or delay the payment of any benefits under this Agreement in any manner which would not be in compliance with the Section 409A Regulations.
10.3.    Amendments to Comply with Section 409A; Indemnification. Notwithstanding any other provision of this Agreement to the contrary, the Company is authorized to amend this Agreement, to void or amend any election made by the Participant under this Agreement and/or to delay the payment of any monies and/or provision of any benefits in such manner as may be determined by the Company, in its discretion, to be necessary or appropriate to comply with the Section 409A Regulations without prior notice to or consent of the Participant. The Participant hereby releases and holds harmless the Company, its directors, officers and stockholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Participant in connection with the Award, including as a result of the application of Section 409A.

10.4.    Advice of Independent Tax Advisor. The Company has not obtained a tax ruling or other confirmation from the Internal Revenue Service with regard to the application of Section 409A to the Award, and the Company does not represent or warrant that this Agreement will avoid adverse tax consequences to the Participant, including as a result of the application of Section 409A to the Award. The Participant hereby acknowledges that he or she has been advised to seek the advice of his or her own independent tax advisor prior to entering into this Agreement and is not relying upon any representations of the Company or any of its agents as to the effect of or the advisability of entering into this Agreement.
11.    SERVICE CONDITIONS. In accepting the Units, the Participant acknowledges and agrees that:
(a)    Any notice period mandated under applicable law shall not be treated as service for the purpose of determining the vesting of the Units, and the Participant’s right to the vesting of shares of Stock in settlement of the Units after the termination of service, if any, will be measured by the date of termination of the Participant’s active service (and will not be extended by any notice period mandated under applicable law). Subject to the foregoing and the provisions of the Plan, the Participant’s employer, in its sole discretion, shall determine whether the Participant’s service has terminated and the effective date of such termination;

(b)    The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

(c)    The grant of the Units is voluntary and occasional and does not create any contractual or other rights to receive future grants of Units, or benefits in lieu of Units, even if Units have been granted repeatedly in the past;

(d)    All decisions with respect to future Units grants, if any, will be at the sole discretion of the Company;

(e)    The Participant’s participation in the Plan shall not create a right to further service with the Company or Participating Company and shall not interfere with the ability of the Company or a Participating Company to terminate the Participant’s service or employment, subject to applicable law;

(f)    The Participant is voluntarily participating in the Plan;

(g)    The Units are an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to the Company or a Participating Company, and which is outside the scope of the Participant’s employment contract, if any;

(h)    The Units are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

(i)    In the event that the Participant is not an employee of the Company or a Participating Company, the Units grant will not be interpreted to form an employment contract or relationship with the Company or a Participating Company;

(j)    The future value of the underlying shares of Stock is unknown and cannot be predicted with certainty. The value of the shares of Stock may increase or decrease; and

(k)    No claim or entitlement to compensation or damages arises from the termination of the Units or diminution in value of the Units or shares of Stock and the Participant irrevocably releases the Company and all Participating Companies from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.
12.    DATA PRIVACY.
(a)    The Participant voluntarily consents to the collection, use, disclosure and transfer to the United States and other jurisdictions, in electronic or another form, of his or her personal data as described in this Agreement and any other award materials (“Data”) by and among, as applicable, the Participating Company Group for the exclusive purpose of implementing, administering, and managing his or her participation in the Plan. If the Participant does not choose to participate in the Plan, his or her employment status or service with the Participating Company Group will not be adversely affected.
(b)    The Participant understands that the Participating Company Group may collect, maintain, process and disclose, certain personal information about him or her, including, but not limited to, his or her name, home address, email address and telephone number, date of birth, social insurance number, passport or another identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all equity awards or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the exclusive purpose of implementing, administering and, managing the Plan.
(c)    The Participant understands that Data will be transferred to one or more service provider(s) selected by the Company, which may assist the Company with the implementation, administration, and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different, including less stringent, data privacy laws and protections than his or her country. The Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering, and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or another form, for the sole purpose of implementing, administering and managing his or her participation in the Plan.
(d)    The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan, including maintaining records regarding participation. The Participant understands that if he or she resides in certain jurisdictions, to the extent required by applicable law, he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting these Units, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Participant understands that he or she is providing these consents on a purely voluntary basis. If the Participant does not consent or if he or she later seeks to revoke his or her consent, his or her engagement as a service provider with the Participating Company Group will not be adversely affected; the only consequence of refusing or withdrawing his or her consent is that the Company will not be able to grant him or her Units under the Plan or administer or maintain Units. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan (including the right to retain the Units). The Participant understands that he or she may contact his or her local human resources representative for more information on the consequences of his or her refusal to consent or withdrawal of consent.
13.    TERMINATION OF SERVICE FOR CANADIAN PARTICIPANTS.
Notwithstanding any provision of the Plan or this Agreement, the following provision shall apply to Participants engaged in Canada on the date on which notification of termination (for any reason, with or without cause) or resignation from Service is delivered:

For purposes of this Agreement, the Participant’s termination date shall mean the later of (i) the date upon which the Participant ceases to perform Services for the Company following the provision of such notification of termination or resignation from Service and (ii) the end of any minimum period of notice of termination (if any) required by applicable employment or labor standards legislation. For clarity, unless otherwise expressly provided in this Agreement or determined by the Company, no Units will vest under the Plan following the Participant’s termination date, and the termination date will not be extended by any period of deemed notice of termination under contract or at common or civil law in respect of which the Participant may receive pay in lieu of notice of termination or damages in lieu of such notice. The Participant will not be entitled to any further payments in respect of the value of any Units that have not yet vested as of the Participant’s termination date and no Units or any pro-rated portion thereof shall be included in any entitlement to any pay in lieu of notice of termination or damages in lieu of such notice. Subject to any applicable statutory notice period, the Administrator shall have the exclusive discretion to determine when the Participant is no longer actively providing services for purposes of the grant of Units.
14.    LANGUAGE CONSENT FOR CANADIAN PARTICIPANTS.
The parties to this Agreement acknowledge that it is their express wish that this Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention («Agreement») soit rédigée en anglais, ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente.

15.    NON-QUALIFIED SECURITIES IN CANADA.
All Units granted under this agreement shall be designated as “non-qualified securities” under subsection 110(1.4) of the Income Tax Act (the “Act”).  For greater certainty, all designated Units will be considered to be non-qualified securities for the purposes of section 110 of the Act, including the calculation of the “annual vesting limit” under subsection 110(1.31). The employer will provide notice of this designation to the employee and the Canada Revenue Agency as required by subsection 110(1.9) of the Tax Act.

16.    CANADIAN SECURITIES LAW INFORMATION.
The Participant is permitted to sell shares of Stock acquired through the Plan through the designated broker appointed by the Company, provided the resale of shares of Stock acquired under the Plan takes place outside of Canada, including, if applicable, through the facilities of a stock exchange on which the shares of Stock are listed.

17.    CANADIAN FOREIGN ASSET/ACCOUNT REPORTING INFORMATION.
Canadian residents are required to report any foreign property (e.g., shares of Stock acquired under the Plan and possibly unvested Units) on form T1135 (Foreign Income Verification Statement) if the total cost of their foreign property exceeds C$100,000 at any time in the year. It is the Participant’s responsibility to comply with these reporting obligations, and the Participant should consult with his or her personal tax advisor in this regard.

18.    SHARE SETTLEMENT OF UNITS IN CANADA.
Notwithstanding anything to the contrary in the Plan or this Agreement, Units granted to Canadian Participants shall only be settled in shares of Stock and shall not be settled in cash.

19.    MISCELLANEOUS PROVISIONS.
19.1.    Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided that no such termination or amendment may have a materially adverse effect on the Participant’s rights under this Agreement without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A. No amendment or addition to this Agreement will be effective unless in writing.
19.2.    Nontransferability of the Award. Prior to the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award will be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award will be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
19.3.    Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
19.4.    Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
19.5.    Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder will be given in writing and will be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
(a)    Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan

Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
(b)    Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 19.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 19.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 19.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 19.5(a).
19.6.    Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with the Additional Agreement, if any, will constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan will survive any settlement of the Award and will remain in full force and effect.
19.7.    Applicable Law. This Agreement will be governed by the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely within the State of Texas.
19.8.    Counterparts. The Grant Notice may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
19.9.    Relocation. If the Participant relocates to a new country after the grant of the Units, the Company reserves the right to impose other requirements on his or her participation in the Plan, on the Units and on any shares of Stock acquired under the Plan, to the extent the Company determines necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

19.10.    No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations or assessments regarding the Participant’s participation in the Plan, or his or her acquisition or sale of the underlying shares of Stock. The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.